1933 Act File No.	333-134468
1940 Act File No.	811-21904

Form N-1A

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	9

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	9

FEDERATED MDT SERIES
(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
 (Address of Principal Executive Offices)

(412) 288-1900
 (Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire
Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on	September 28, 2009	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
	on		pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on		pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 27

Payments to Financial Intermediaries 27

How to Purchase Shares 30

How to Redeem and Exchange Shares 33

Account and Share Information 36

Who Manages the Fund? 40

Legal Proceedings 41

Financial Information 43

Appendix A: Hypothetical Investment and Expense Information 46

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends, and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchanged traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

Risk/Return Bar Chart and Table

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The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers LLC and had similar investment objectives and strategies as the Fund.

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The Class A Shares of the MDT All Cap Core Fund commenced operations on February 12, 2003. For the period prior to the commencement of operations of Class A Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.54%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 12.25% (quarter ended December 31, 2003). Its lowest quarterly return was (26.42)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000® Index (Russell 3000®) and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000® do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000® is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Class A Shares:[2]

Return Before Taxes	(46.08)%	(3.52)%	2.11%

Return After Taxes on Distributions[3]	(46.19)%	(4.64)%	1.03%

Return After Taxes on Distributions and Sale of Fund Shares[3]	(29.95)%	(3.13)%	1.58%

Class C Shares:

Return Before Taxes	(43.96)%	(3.15)%	2.26%

Russell 3000®[4]	(37.31)%	(1.95)%	3.47%

Lipper Multi-Cap Core Funds Index[5]	(39.45)%	(2.29)%	3.55%

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1 The start of performance date was October 1, 2002. Class A Shares and Class C Shares commenced operations on February 12, 2003 and September 15, 2005, respectively. Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge (CDSC) and expenses applicable to each respective Class.

2 The returns for Class A Shares have been restated to reflect the imposition of a front-end sales charge on purchases as of November 28, 2005.

3 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

4 The Russell 3000® is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

5 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT ALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	0.73%	0.81%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	1.54%	2.32%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reduction of Fund Expenses	0.19%	0.17%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.35%	2.15%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.67% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 1.50% and 2.25%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the affiliate voluntarily reimbursed certain operating expenses. The administrator and affiliate can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver and reimbursement) were 0.67% and 0.72%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.30% and 2.09%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Share Class:

Class A:

Expenses assuming redemption	$698	$1,010	$1,343	$2,284

Expenses assuming no redemption	$698	$1,010	$1,343	$2,284

Class C:

Expenses assuming redemption	$335	$724	$1,240	$2,656

Expenses assuming no redemption	$235	$724	$1,240	$2,656

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to United States companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

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  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Fair Valuation and Significant Event Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees [purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.”. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest. (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page, click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Large Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The information for the fiscal years ended July 31, 2009, 2008, 2007 and 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. The information for the prior year was audited by another independent registered public accounting firm.

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MDT All Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT All Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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Year Ended July 31	2009	2008	2007 [1]	2006 [2]	2005

Net Asset Value, Beginning of Period:	$14.05	$16.74	$15.08	$15.26	$13.52
Income From Investment Operations:
Net investment income (loss)	0.06 [3]	0.06	0.02 [3]	0.00 [3,4]	(0.00)[3,4]
Net realized and unrealized gain (loss) on investments	(4.15)	(1.56)	2.18	0.70	2.85

TOTAL FROM INVESTMENT OPERATIONS	(4.09)	(1.50)	2.20	0.70	2.85

Less Distributions:
Distributions from net investment income	(0.05)	--	--	(0.00)[4]	(0.03)
Distributions from net realized gain on investments	--	(1.19)	(0.54)	(0.88)	(1.08)

TOTAL DISTRIBUTIONS	(0.05)	(1.19)	(0.54)	(0.88)	(1.11)

Net Asset Value, End of Period	$9.91	$14.05	$16.74	$15.08	$15.26

Total Return[5]	(29.07)%	(9.98)%	14.67%	4.59%	21.79%

Ratios to Average Net Assets:

Net expenses	1.34%	1.29%	1.36%	1.50%	1.50%

Net investment income (loss)	0.64%	0.43%	0.13%	0.03%	(0.02)%

Expense waiver/reimbursement[6]	0.14%	0.00%[7]	0.00%[7]	0.05%	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$81,898	$194,867	$201,888	$101,723	$30,336

Portfolio turnover	290%	199%	225%	212%	204%

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1 MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

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3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$13.73	$16.51	$14.99	$15.25
Income From Investment Operations:
Net investment income (loss)	(0.02)[3]	(0.04)	(0.11)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	(4.05)	(1.55)	2.17	0.72

TOTAL FROM INVESTMENT OPERATIONS	(4.07)	(1.59)	2.06	0.62

Less Distributions:
Distributions from net realized gain on investments	--	(1.19)	(0.54)	(0.88)

Net Asset Value, End of Period	$9.66	$13.73	$16.51	$14.99

Total Return[4]	(29.64)%	(10.69)%	13.81%	4.01%

Ratios to Average Net Assets:

Net expenses	2.14%	2.08%	2.13%	2.25%[5]

Net investment income (loss)	(0.17)%	(0.36)%	(0.64)%	(0.72)%[5]

Expense waiver/reimbursement[6]	0.17%	0.00%[7]	0.00%[7]	0.05%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$52,546	$96,601	$104,957	$48,189

Portfolio turnover	290%	199%	225%	212%[8]

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT ALL CAP CORE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.54%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$698.05	$9,776.97

2	$9,776.97	$488.85	$10,265.82	$153.17	$10,115.25

3	$10,115.25	$505.76	$10,621.01	$158.47	$10,465.24

4	$10,465.24	$523.26	$10,988.50	$163.95	$10,827.34

5	$10,827.34	$541.37	$11,368.71	$169.63	$11,201.97

6	$11,201.97	$560.10	$11,762.07	$175.49	$11,589.56

7	$11,589.56	$579.48	$12,169.04	$181.57	$11,990.56

8	$11,990.56	$599.53	$12,590.09	$187.85	$12,405.43

9	$12,405.43	$620.27	$13,025.70	$194.35	$12,834.66

10	$12,834.66	$641.73	$13,476.39	$201.07	$13,278.74

Cumulative		$5,532.85		$2,283.60

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FEDERATED MDT ALL CAP CORE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.32%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$235.11	$10,268.00

2	$10,268.00	$513.40	$10,781.40	$241.41	$10,543.18

3	$10,543.18	$527.16	$11,070.34	$247.88	$10,825.74

4	$10,825.74	$541.29	$11,367.03	$254.52	$11,115.87

5	$11,115.87	$555.79	$11,671.66	$261.34	$11,413.78

6	$11,413.78	$570.69	$11,984.47	$268.35	$11,719.67

7	$11,719.67	$585.98	$12,305.65	$275.54	$12,033.76

8	$12,033.76	$601.69	$12,635.45	$282.92	$12,356.26

9	$12,356.26	$617.81	$12,974.07	$290.51	$12,687.41

10	$12,687.41	$634.37	$13,321.78	$298.29	$13,027.43

Cumulative		$5,648.18		$2,655.87

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A Statement of Additional Information (SAI) dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R106
Cusip 31421R205

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35350 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 7

What are the Principal Securities in Which the Fund Invests? 9

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 18

How is the Fund Sold? 20

Payments to Financial Intermediaries 21

How to Purchase Shares 22

How to Redeem and Exchange Shares 24

Account and Share Information 28

Who Manages the Fund? 32

Legal Proceedings 34

Financial Information 35

Appendix A: Hypothetical Investment and Expense Information 37

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends, and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchanged-traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.75%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 12.41% (quarter ended December 31, 2003). Its lowest quarterly return was (26.33)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000® Index (Russell 3000®) and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000® do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000® is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(42.78)%	(2.16)%	3.30%

Return After Taxes on Distributions[2]	(42.98)%	(3.32)%	2.22%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(27.81)%	(2.03)%	2.62%

Russell 3000®[3]	(37.31)%	(1.95)%	3.47%

Lipper Multi-Cap Core Funds Index[4]	(39.45)%	(2.29)%	3.55%

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1 The Fund’s Institutional Shares start of performance date was October 1, 2002.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT ALL CAP CORE FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Other Expenses[3]	0.43%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	1.19%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	0.12%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)	1.07%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.67% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.25% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the affiliate voluntarily reimbursed certain operating expenses. The administrator and affiliate can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 0.39% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.02% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursements, as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$121

3 Years	$378

5 Years	$654

10 Years	$1,443

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

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Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to United States companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Fair Valuation and Significant Event Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  An employer-sponsored retirement plan;
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  A trust institution investing on behalf of its trust customers;
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  Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page, click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Large Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The information for the fiscal years ended July 31, 2009, July 31, 2008, July 31, 2007, and July 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. The information for the prior year was audited by another independent registered public accounting firm.

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MDT All Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT All Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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Year Ended July 31,	2009	2008	2007 [1]	2006 [2]	2005

Net Asset Value, Beginning of Period	$14.22	$16.88	$15.17	$15.32	$13.55
Income From Investment Operations:
Net investment income	0.09 [3]	0.10	0.07 [3]	0.05 [3]	0.03 [3]
Net realized and unrealized gain (loss) on investments	(4.20)	(1.57)	2.18	0.70	2.87

TOTAL FROM INVESTMENT OPERATIONS	(4.11)	(1.47)	2.25	0.75	2.90

Less Distributions:
Distributions from net investment income	(0.09)	--	--	(0.02)	(0.05)
Distributions from net realized gain on investments	--	(1.19)	(0.54)	(0.88)	(1.08)

TOTAL DISTRIBUTIONS	(0.09)	(1.19)	(0.54)	(0.90)	(1.13)

Net Asset Value, End of Period	$10.02	$14.22	$16.88	$15.17	$15.32

Total Return[4]	(28.84)%	(9.71)%	14.92%	4.85%	22.14%

Ratios to Average Net Assets:

Net expenses	1.06%	1.01%	1.07%	1.25%	1.25%

Net investment income	0.90%	0.72%	0.40%	0.28%	0.23%

Expense waiver/reimbursement[5]	0.12%	0.00%[6]	0.01%	0.05%	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$50,031	$86,681	$85,128	$42,656	$43,782

Portfolio turnover	290%	199%	225%	212%	204%

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1 MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

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3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT ALL CAP CORE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.19%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$121.27	$10,381.00

2	$10,381.00	$519.05	$10,900.05	$125.89	$10,776.52

3	$10,776.52	$538.83	$11,315.35	$130.68	$11,187.11

4	$11,187.11	$559.36	$11,746.47	$135.66	$11,613.34

5	$11,613.34	$580.67	$12,194.01	$140.83	$12,055.81

6	$12,055.81	$602.79	$12,658.60	$146.20	$12,515.14

7	$12,515.14	$625.76	$13,140.90	$151.77	$12,991.97

8	$12,991.97	$649.60	$13,641.57	$157.55	$13,486.96

9	$13,486.96	$674.35	$14,161.31	$163.55	$14,000.81

10	$14,000.81	$700.04	$14,700.85	$169.78	$14,534.24

Cumulative		$5,950.45		$1,443.18

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A Statement of Additional Information (SAI) dated September 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at
1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R304

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35355 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS K SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 7

What are the Principal Securities in Which the Fund Invests? 9

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 17

How is the Fund Sold? 20

Payments to Financial Intermediaries 20

How to Purchase Shares 21

How to Redeem and Exchange Shares 24

Account and Share Information 27

Who Manages the Fund? 31

Legal Proceedings 33

Financial Information 34

Appendix A: Hypothetical Investment and Expense Information 36

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends, and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchanged traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class K Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class K Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Class K Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.32%.

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Within the periods shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 12.21% (quarter ended December 31, 2003). Its lowest quarterly return was (26.47)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Class K Shares. The table also shows returns for the Russell 3000® Index (Russell 3000®) and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000® do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000® is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Class K Shares:

Return Before Taxes	(43.19)%	(2.82)%	2.60%

Russell 3000®[2]	(37.31)%	(1.95)%	3.47%

Lipper Multi-Cap Core Funds Index[3]	(39.45)%	(2.29)%	3.55%

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1 The start of performance date was October 1, 2002. Class K Shares of the Fund commenced operations on December 12, 2006. Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge (CDSC) and expenses applicable to each respective Class.

2 The Russell 3000® is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT ALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses[3]	0.66%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	1.92%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursement of Fund Expenses	0.11%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursement)	1.81%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.67% for the fiscal year ended July 31, 2009.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Fund’s Class K Shares (after the voluntary waiver) were 0.63% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.76% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class K Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class K Shares operating expenses are before waivers and reimbursement, as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$195

3 Years	$603

5 Years	$1,037

10 Years	$2,243

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343.48 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

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Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions cause leverage risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to United States companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

The required minimum initial investment for Fund Shares is $250. The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page, click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Large Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		Period Ended 7/31/2007
	2009	2008	[1]

Net Asset Value, Beginning of Period	$14.10	$16.86	$16.82
Income From Investment Operations:
Net investment income (loss)	0.01 [2]	(0.00)[3]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	(4.16)	(1.57)	0.61

TOTAL FROM INVESTMENT OPERATIONS	(4.15)	(1.57)	0.58

Less Distributions:
Distributions from net investment income	(0.04)	--	--
Distributions from net realized gain on investments	--	(1.19)	(0.54)

TOTAL DISTRIBUTIONS	(0.04)	(1.19)	(0.54)

Net Asset Value, End of Period	$9.91	$14.10	$16.86

Total Return[4]	(29.42)%	(10.34)%	3.52%

Ratios to Average Net Assets:

Net expenses	1.80%	1.75%	1.80%[5]

Net investment income (loss)	0.15%	(0.00)%[6]	0.30%[5]

Expense waiver/reimbursement[7]	0.11%	0.00%[6]	0.02%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,937	$1,393	$135

Portfolio turnover	290%	199%	225%[8]

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1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.

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2 Per share numbers have been calculated using the average shares method.

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3 Represents less than $0.01.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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5 Computed on an annualized basis.

6 Represents less than 0.01%.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT ALL CAP CORE FUND - CLASS K SHARES
ANNUAL EXPENSE RATIO: 1.92%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$194.96	$10,308.00

2	$10,308.00	$515.40	$10,823.40	$200.96	$10,625.49

3	$10,625.49	$531.27	$11,156.76	$207.15	$10,952.76

4	$10,952.76	$547.64	$11,500.40	$213.53	$11,290.11

5	$11,290.11	$564.51	$11,854.62	$220.11	$11,637.85

6	$11,637.85	$581.89	$12,219.74	$226.89	$11,996.30

7	$11,996.30	$599.82	$12,596.12	$233.88	$12,365.79

8	$12,365.79	$618.29	$12,984.08	$241.08	$12,746.66

9	$12,746.66	$637.33	$13,383.99	$248.50	$13,139.26

10	$13,139.26	$656.96	$13,796.22	$256.16	$13,543.95

Cumulative		$5,753.11		$2,243.22

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A Statement of Additional Information (SAI) dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R718

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35808 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 8

What are the Fund’s Investment Strategies? 10

What are the Principal Securities in Which the Fund Invests? 14

What are the Specific Risks of Investing in the Fund? 24

What Do Shares Cost? 31

How is the Fund Sold? 39

Payments to Financial Intermediaries 39

How to Purchase Shares 42

How to Redeem and Exchange Shares 44

Account and Share Information 48

Who Manages the Fund? 52

Legal Proceedings 55

Financial Information 57

Appendix A: Hypothetical Investment and Expense Information 60

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is the possibility of long-term growth of capital and income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

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For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

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With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a nationally recognized statistical rating organization (NRSRO), generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may also invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
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  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
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  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks Associated with Non-Investment-Grade, Fixed-Income Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
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  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class A Shares commenced operations on September 15, 2005. For the period prior to the commencement of operations of Class A Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 1.89%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 9.49% (quarter ended December 31, 2003). Its lowest quarterly return was (16.29)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the S&P 500 Index (S&P 500), a broad-based market index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Barclays Capital U.S. Aggregate Bond Index (BCAB). Returns of the S&P 500 and BCAB do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 and BCAB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Class A Shares:

Return Before Taxes	(32.79)%	(0.75)%	3.50%

Return After Taxes on Distributions[2]	(33.45)%	(2.21)%	2.13%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(21.32)%	(1.08)%	2.54%

Class C Shares:

Return Before Taxes	(30.17)%	(0.42)%	3.63%

S&P 500[3]	(37.00)%	(2.19)%	2.98%

Lipper Mixed-Asset Target Allocation Growth Funds Index[4]	(29.06)%	(0.10)%	3.92%

BCAB[5]	5.24%	4.65%	4.68%

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1 The start of performance date was October 1, 2002. Class A Shares and Class C Shares of the Fund commenced operations on September 15, 2005. Performance results shown before that date are for the Fund’s Institutional Shares, but adjusted to reflect sales charges or contingent deferred sales charge (CDSC) and expenses applicable to each respective Class.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The S&P 500 consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

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4 The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

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5 BCAB is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

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What are the Fund’s Fees and Expenses?

FEDERATED MDT BALANCED FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reductions)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	0.70%	0.65%
Acquired Fund Fees and Expenses[5]	0.04%	0.04%
Total Direct and Acquired Annual Fund Operating Expenses[6]	1.54%	2.19%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), waived and/or reimbursed certain amounts. In addition, the distributor and shareholder services provider did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reductions of Fund Expenses	0.20%	0.10%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers, reimbursements and reductions)	1.34%	2.09%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.68% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 1.50% and 2.25%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the affiliate voluntarily reimbursed certain operating expenses. The administrator and affiliate can terminate this voluntary waiver and reimbursement at any time. In addition, the shareholder services provider did not charge, and therefore the Fund’s Class A Shares did not accrue, a portion of its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver, reimbursement and reduction) were 0.62% and 0.62%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.30% and 2.05%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$698	$1,010	$1,343	$2,284

Expenses assuming no redemption	$698	$1,010	$1,343	$2,284

Class C:

Expenses assuming redemption	$322	$685	$1,175	$2,524

Expenses assuming no redemption	$222	$685	$1,175	$2,524

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What are the Fund’s Investment Strategies?

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In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

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The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and nonmortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount, and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position, and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  increase or decrease the effective duration of the Fund portfolio;
  seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trust (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Foreign Exchange Contracts

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In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

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Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers

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American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

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FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

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A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

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Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

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DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

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Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps, and volatility swaps.

HYBRID INSTRUMENTS

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT ENHANCEMENT

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Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

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INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SPECIAL TRANSACTIONS

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

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The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

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RISKS RELATED TO INVESTING FOR GROWTH

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Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

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Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

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Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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CALL RISKS AND PREPAYMENT RISKS

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Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

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If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

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Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

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RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

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RISKS RELATED TO THE ECONOMY

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Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of sixty-days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

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In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.

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Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector, effective maturity range and type of security or credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages The Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

John. F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over 15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991-1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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FIXED-INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Balanced Fund (Predecessor Fund) was reorganized into the Federated MDT Balanced Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		[1]	Period Ended 7/31/2006 [2]
	2009	2008	2007

Net Asset Value, Beginning of Period	$12.51	$13.75	$13.21	$13.67
Income From Investment Operations:
Net investment income	0.20 [3]	0.28 [3]	0.20 [3]	0.18 [3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(2.27)	(1.00)	1.15	0.46

TOTAL FROM INVESTMENT OPERATIONS	(2.07)	(0.72)	1.35	0.64

Less Distributions:
Distributions from net investment income	(0.27)	(0.17)	(0.16)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	--	(0.35)	(0.65)	(0.93)

TOTAL DISTRIBUTIONS	(0.27)	(0.52)	(0.81)	(1.10)

Net Asset Value, End of Period	$10.17	$12.51	$13.75	$13.21

Total Return[4]	(16.35)%	(5.60)%	10.39%	4.85%

Ratios to Average Net Assets:

Net expenses	1.30%	1.31%	1.40%	1.50%[5]

Net investment income	2.03%	2.08%	1.42%	1.60%[5]

Expense waiver/reimbursement[6]	0.14%	0.03%	0.13%	0.17%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$105,635	$153,458	$51,167	$1,962

Portfolio turnover	231%	158%	174%	139%[7]

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1 MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		[1]	Period Ended 7/31/2006 [2]
	2009	2008	2007

Net Asset Value, Beginning of Period	$12.30	$13.60	$13.13	$13.67
Income From Investment Operations:
Net investment income	0.13 [3]	0.19 [3]	0.09 [3]	0.10 [3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(2.23)	(1.00)	1.14	0.44

TOTAL FROM INVESTMENT OPERATIONS	(2.10)	(0.81)	1.23	0.54

Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.11)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	--	(0.35)	(0.65)	(0.93)

TOTAL DISTRIBUTIONS	(0.17)	(0.49)	(0.76)	(1.08)

Net Asset Value, End of Period	$10.03	$12.30	$13.60	$13.13

Total Return[4]	(16.95)%	(6.28)%	9.50%	4.04%

Ratios to Average Net Assets:

Net expenses	2.05%	2.05%	2.15%	2.25%[5]

Net investment income	1.28%	1.41%	0.66%	0.85%[5]

Expense waiver/reimbursement[6]	0.10%	0.03%	0.16%	0.17%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$55,582	$82,033	$15,775	$3,910

Portfolio turnover	231%	158%	174%	139%[7]

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT BALANCED FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.54%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$698.05	$9,776.97

2	$9,776.97	$488.85	$10,265.82	$153.17	$10,115.25

3	$10,115.25	$505.76	$10,621.01	$158.47	$10,465.24

4	$10,465.24	$523.26	$10,988.50	$163.95	$10,827.34

5	$10,827.34	$541.37	$11,368.71	$169.63	$11,201.97

6	$11,201.97	$560.10	$11,762.07	$175.49	$11,589.56

7	$11,589.56	$579.48	$12,169.04	$181.57	$11,990.56

8	$11,990.56	$599.53	$12,590.09	$187.85	$12,405.43

9	$12,405.43	$620.27	$13,025.70	$194.35	$12,834.66

10	$12,834.66	$641.73	$13,476.39	$201.07	$13,278.74

Cumulative		$5,532.85		$2,283.60

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FEDERATED MDT BALANCED FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.19%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$222.08	$10,281.00

2	$10,281.00	$514.05	$10,795.05	$228.32	$10,569.90

3	$10,569.90	$528.50	$11,098.40	$234.73	$10,866.91

4	$10,866.91	$543.35	$11,410.26	$241.33	$11,172.27

5	$11,172.27	$558.61	$11,730.88	$248.11	$11,486.21

6	$11,486.21	$574.31	$12,060.52	$255.08	$11,808.97

7	$11,808.97	$590.45	$12,399.42	$262.25	$12,140.80

8	$12,140.80	$607.04	$12,747.84	$269.62	$12,481.96

9	$12,481.96	$624.10	$13,106.06	$277.20	$12,832.70

10	$12,832.70	$641.64	$13,474.34	$284.98	$13,193.30

Cumulative		$5,682.05		$2,523.70

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R841
Cusip 31421R833

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35360 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 8

What are the Fund’s Investment Strategies? 10

What are the Principal Securities in Which the Fund Invests? 14

What are the Specific Risks of Investing in the Fund? 25

What Do Shares Cost? 33

How is the Fund Sold? 36

Payments to Financial Intermediaries 38

How to Purchase Shares 39

How to Redeem and Exchange Shares 41

Account and Share Information 45

Who Manages the Fund? 49

Legal Proceedings 52

Financial Information 53

Appendix A: Hypothetical Investment and Expense Information 55

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is the possibility of long-term growth of capital and income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

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For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

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With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a nationally recognized statistical rating organization (NRSRO), generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may also invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
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  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
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  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks Associated with Non-Investment-Grade, Fixed-Income Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
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  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 2.10%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 9.56% (quarter ended December 31, 2003). Its lowest quarterly return was (16.26)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the S&P 500 Index (S&P 500), a broad-based market index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Barclays Capital U.S. Aggregate Bond Index (BCAB). Returns of the S&P 500 and BCAB do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 and BCAB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(28.75)%	0.62%	4.70%

Return After Taxes on Distributions[2]	(29.53)%	(0.86)%	3.32%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(18.69)%	0.08%	3.60%

S&P 500[3]	(37.00)%	(2.19)%	2.98%

Lipper Mixed-Asset Target Allocation Growth Funds Index[4]	(29.06)%	(0.10)%	3.92%

BCAB[5]	5.24%	4.65%	4.68%

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1 The Fund’s Institutional Shares commenced operations on October 1, 2002.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The S&P 500 consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

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4 The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

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5 BCAB is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/
depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

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What are the Fund’s Fees and Expenses?

FEDERATED MDT BALANCED FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Other Expenses[3]	0.39%
Acquired Fund Fees and Expenses[4]	0.04%
Total Direct and Acquired Annual Fund Operating Expenses[5]	1.18%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursement of Fund Expenses	0.09%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.09%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.68% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.25% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver) were 0.37% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.05% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$120

3 Years	$375

5 Years	$649

10 Years	$1,432

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What are the Fund’s Investment Strategies?

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In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

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The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and nonmortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount, and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position, and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  increase or decrease the effective duration of the Fund portfolio;
  seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trust (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Foreign Exchange Contracts

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In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

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Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers

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American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

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FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

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A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

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Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

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DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

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Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps, and volatility swaps.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT ENHANCEMENT

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Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

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INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SPECIAL TRANSACTIONS

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

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The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

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RISKS RELATED TO INVESTING FOR GROWTH

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Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS.

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Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

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Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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CALL RISKS AND PREPAYMENT RISKS

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Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

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If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

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Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

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RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

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RISKS RELATED TO THE ECONOMY

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Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  fixed-income securities acquired with remaining maturities greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  fixed-income securities acquired with remaining maturities of sixty-days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions on behalf of their customers or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  an investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  an investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  a trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
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  Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  an employer-sponsored retirement plan;
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  a trust institution investing on behalf of its trust customers;
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  additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  an investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

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  an investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  an investor, other than a natural person, purchasing Shares directly from the Fund; and
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  in connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector, effective maturity range and type of security or credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages The Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

John. F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over 15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991-1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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FIXED INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed income portion of the Fund since December, 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Fund’s Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The information for the fiscal years ended July 31, 2009, 2008, 2007, and 2006 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. The information for the prior year was audited by Deloitte & Touche LLP, another independent registered public accounting firm.

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MDT Balanced Fund (Predecessor Fund) was reorganized into the Federated MDT Balanced Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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Year Ended July 31	2009	2008	2007 [1]	2006 [2]	2005

Net Asset Value, Beginning of Period	$12.57	$13.79	$13.23	$13.60	$12.82
Income From Investment Operations:
Net investment income	0.23 [3]	0.30 [3]	0.24 [3]	0.24 [3]	0.20
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(2.28)	(0.98)	1.14	0.50	1.87

TOTAL FROM INVESTMENT OPERATIONS	(2.05)	(0.68)	1.38	0.74	2.07

Less Distributions:
Distributions from net investment income	(0.31)	(0.19)	(0.17)	(0.18)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	--	(0.35)	(0.65)	(0.93)	(1.14)

TOTAL DISTRIBUTIONS	(0.31)	(0.54)	(0.82)	(1.11)	(1.29)

Net Asset Value, End of Period	$10.21	$12.57	$13.79	$13.23	$13.60

Total Return[4]	(16.13)%	(5.33)%	10.61%	5.62%	16.81%

Ratios to Average Net Assets:

Net expenses	1.05%	1.06%	1.14%	1.25%	1.19%

Net investment income	2.29%	2.22%	1.74%	1.82%	1.54%

Expense waiver/reimbursement[5]	0.09%	0.03%	0.17%	0.14%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$50,161	$71,949	$81,634	$73,747	$69,320

Portfolio turnover	231%	158%	174%	139%	127%

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1 MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

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3 Per share numbers have been calculated using the average shares method.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

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5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT BALANCED FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.18%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$120.25	$10,382.00

2	$10,382.00	$519.10	$10,901.10	$124.85	$10,778.59

3	$10,778.59	$538.93	$11,317.52	$129.62	$11,190.33

4	$11,190.33	$559.52	$11,749.85	$134.57	$11,617.80

5	$11,617.80	$580.89	$12,198.69	$139.71	$12,061.60

6	$12,061.60	$603.08	$12,664.68	$145.05	$12,522.35

7	$12,522.35	$626.12	$13,148.47	$150.59	$13,000.70

8	$13,000.70	$650.04	$13,650.74	$156.34	$13,497.33

9	$13,497.33	$674.87	$14,172.20	$162.31	$14,012.93

10	$14,012.93	$700.65	$14,713.58	$168.51	$14,548.22

Cumulative		$5,953.20		$1,431.80

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R825

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35366 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS K SHARES

A mutual fund seeking the possibility of long-term growth of capital and income by investing in a combination of equity and fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 8

What are the Fund’s Investment Strategies? 9

What are the Principal Securities in Which the Fund Invests? 13

What are the Specific Risks of Investing in the Fund? 23

What Do Shares Cost? 29

How is the Fund Sold? 32

Payments to Financial Intermediaries 33

How to Purchase Shares 34

How to Redeem and Exchange Shares 36

Account and Share Information 39

Who Manages the Fund? 43

Legal Proceedings 46

Financial Information 47

Appendix A: Hypothetical Investment and Expense Information 49

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is the possibility of long-term growth of capital and income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

In seeking to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

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For the domestic equity portion of the Fund, the Adviser implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics.

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With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser selects fixed-income securities by using fundamental credit research to identify relative value in the market. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed- income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a nationally recognized statistical rating organization (NRSRO), generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may also invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest and/or currency markets. The adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

The Fund may invest in exchange-traded and over-the-counter derivatives, such as options or futures and hybrid instruments, for any purpose consistent with its investment strategy. The Adviser also may attempt to reach its goals by investing in exchange-traded funds and shares of other investment companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
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  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
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  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Call Risks. There is a possibility that an issuer of fixed-income securities in which the Fund may invest may redeem a security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks Associated with Non-Investment-Grade, Fixed-Income Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Risks of Investing in Commodities. Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
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  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Balanced Fund. The MDT Balanced Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund’s Class K Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class K Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Class K Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 1.68%.

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Within the periods shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 9.36% (quarter ended December 31, 2003). Its lowest quarterly return was (16.38)% (quarter ended
December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund’s Class K Shares. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Barclays Capital U.S. Aggregate Bond Index (BCAB). Returns of the S&P 500 and BCAB do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 and BCAB are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance[1]

Class K Shares:

Return Before Taxes	(29.22)%	(0.04)%	3.99%

S&P 500[2]	(37.00)%	(2.19)%	2.98%

Lipper Mixed-Asset Target Allocation Growth Funds Index[3]	(29.06)%	(0.10)%	3.92%

BCAB[4]	5.24%	4.65%	4.68%

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1 The start of performance date was October 1, 2002. Class K Shares of the Fund commenced operations on December 12, 2006. Performance results shown before that date are for the Fund’s Institutional Shares, but adjusted to reflect expenses applicable to the Fund’s Class K Shares.

2 The S&P 500 consists of 500 stocks chosen from market size, liquidity and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

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3 The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category.

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4 BCAB is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/
depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

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What are the Fund’s Fees and Expenses?

FEDERATED MDT BALANCED FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses[3]	0.63%
Acquired Fund Fees and Expenses[4]	0.04%
Total Direct and Acquired Annual Fund Operating Expenses[5]	1.92%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursement of Fund Expenses	0.09%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursement)	1.83%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.68% for the fiscal year ended July 31, 2009.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Fund’s Class K Shares (after the voluntary waiver) were 0.61% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including Acquired Fund Fees and Expenses) paid by the Fund’s Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.79% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class K Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class K Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$195

3 Years	$603

5 Years	$1,037

10 Years	$2,243

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What are the Fund’s Investment Strategies?

In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, ETFs and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (Adviser) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/- 20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Fund’s domestic equity portfolio will consist primarily of common stock of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The equity portion of the Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38.00 million to $343.48 billion.

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In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations, and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and nonmortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available, while attempting to limit the associated credit or prepayment risks. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount, and division of cash flows might change in response to changing economic and market conditions.

The Adviser attempts to manage credit risk to the fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position, and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed- income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a NRSRO, generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S.-dollar, and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed- income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  increase or decrease the effective duration of the Fund portfolio;
  seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.)
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trust (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Foreign Exchange Contracts

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In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

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Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers

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American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

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FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

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A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

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Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

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DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

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Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps, currency swaps, and volatility swaps.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT ENHANCEMENT

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Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

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INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns these securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SPECIAL TRANSACTIONS

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS

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The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

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RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

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Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

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Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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CALL RISKS AND PREPAYMENT RISKS

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Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price.

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If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

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Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

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RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

RISKS OF INVESTING IN COMMODITIES

Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

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RISKS RELATED TO THE ECONOMY

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Low-grade bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of sixty-days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans and IRA Rollovers from such plans, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

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The required minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

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An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector, effective maturity range and type of security or credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company (FIMCO), an affiliate of the Adviser, which is paid by the Adviser and not by the Fund. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC and FIMCO is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

John. F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. Mr. Sherman joined MDT Advisers in 2000. He has over 15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991-1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

EQUITY

Equity investing for the Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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FIXED-INCOME

Christopher J. Smith, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Sub-Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino, CFA, has been the Fund’s Portfolio Manager for the fixed-income portion of the Fund since December, 2006. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		Period Ended 7/31/2007
	2009	2008	[1]

Net Asset Value, Beginning of Period	$12.51	$13.77	$14.28
Income From Investment Operations:
Net investment income	0.15 [2]	0.20 [2]	0.05 [2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(2.27)	(0.98)	0.26

TOTAL FROM INVESTMENT OPERATIONS	(2.12)	(0.78)	0.31

Less Distributions:
Distributions from net investment income	(0.25)	(0.13)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	--	(0.35)	(0.65)

TOTAL DISTRIBUTIONS	(0.25)	(0.48)	(0.82)

Net Asset Value, End of Period	$10.14	$12.51	$13.77

Total Return[3]	(16.75)%	(6.01)%	2.33%

Ratios to Average Net Assets:

Net expenses	1.79%	1.77%	1.90%[4]

Net investment income	1.56%	1.53%	0.60%[4]

Expense waiver/reimbursement[5]	0.09%	0.02%	0.05%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$597	$708	$18

Portfolio turnover	231%	158%	174%[6]

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1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to
July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
July 31, 2007.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT BALANCED FUND - CLASS K SHARES
ANNUAL EXPENSE RATIO: 1.92%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$194.96	$10,308.00

2	$10,308.00	$515.40	$10,823.40	$200.96	$10,625.49

3	$10,625.49	$531.27	$11,156.76	$207.15	$10,952.76

4	$10,952.76	$547.64	$11,500.40	$213.53	$11,290.11

5	$11,290.11	$564.51	$11,854.62	$220.11	$11,637.85

6	$11,637.85	$581.89	$12,219.74	$226.89	$11,996.30

7	$11,996.30	$599.82	$12,596.12	$233.88	$12,365.79

8	$12,365.79	$618.29	$12,984.08	$241.08	$12,746.66

9	$12,746.66	$637.33	$13,383.99	$248.50	$13,139.26

10	$13,139.26	$656.96	$13,796.22	$256.16	$13,543.95

Cumulative		$5,753.11		$2,243.22

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R692

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35835 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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Class A Shares
Class B Shares
Class C Shares

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of large-sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 28

Payments to Financial Intermediaries 28

How to Purchase Shares 31

How to Redeem and Exchange Shares 34

Account and Share Information 37

Who Manages the Fund? 41

Legal Proceedings 43

Financial Information 44

Appendix A: Hypothetical Investment and Expense Information 48

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a large-cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
  Large Sized Companies Risks. The Fund will principally invest in large- size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 5.29%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 6.56% (quarter ended June 30, 2007). Its lowest quarterly return was (21.27)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares, Class B Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000® Growth Index (Russell 1000® Growth) and the Lipper Large-Cap Growth Funds Index. Returns of the Russell 1000® Growth do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 1000® Growth is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(44.27)%	(9.26)%

Return After Taxes on Distributions[2]	(44.27)%	(9.98)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(28.78)%	(7.73)%

Class B Shares:

Return Before Taxes	(44.70)%	(9.07)%

Class C Shares:

Return Before Taxes	(42.02)%	(8.38)%

Russell 1000® Growth[3]	(38.44)%	(7.46)%

Lipper Large-Cap Growth Funds Index[4]	(41.39)%	(8.88)%

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1 Class A Shares and Class C Shares start of performance date was September 15, 2005. The Fund’s Class B Shares commenced operations on March 29, 2007. Performance shown before that date are the Fund’s Institutional Shares and have been adjusted for contingent deferred sales charges (CDSC) and expenses applicable to the Fund’s Class B Shares.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 1000® Growth measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion. The Russell 1000® Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

WHAT ARE THE FUND’S FEES AND EXPENSES?

FEDERATED MDT LARGE CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.05%[3]	0.75%	0.75%
Other Expenses[4]	1.27%	1.27%	1.27%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	2.08%	2.78%[7]	2.78%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts for the Fund’s Class A Shares. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursement and Reduction of Fund Expenses	0.57%	0.52%	0.52%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	1.51%	2.26%	2.26%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.29% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waiver) were 1.21%, 1.21% and 1.21%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 2.25% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

7 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares, Class B Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares and Class C Shares operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$749	$1,166	$1,607	$2,828

Expenses assuming no redemption	$749	$1,166	$1,607	$2,828

Class B:

Expenses assuming redemption	$831	$1,262	$1,669	$2,942

Expenses assuming no redemption	$281	$862	$1,469	$2,942

Class C:

Expenses assuming redemption	$381	$862	$1,469	$3,109

Expenses assuming no redemption	$281	$862	$1,469	$3,109

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The large-cap strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

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Because the Fund refers to large-capitalization investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large- capitalization investments. For purposes of this policy the Fund considers large- capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL INSTRUMENTS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class B	$1,500/$100	None	5.50%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class B and Class C Shares” below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after shares have been held for six full years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS B AND CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class B Shares are generally limited to $100,000 and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange);
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  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.
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How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The Institutional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.00%

Class C Shares:

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% of average net assets for Class A Shares and up to 0.75% for Class B Shares and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be cancelled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions. The Fund is the successor to the MDT Large Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University. The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The MDT Advisers receive an annual investment advisory fee of 0.75% of the Fund’s average daily net assets.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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MDT Large Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Large Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$10.23	$12.12	$10.17	$10.00
Income From Investment Operations:
Net investment income (loss)	0.00 [3,4]	(0.06)[4]	(0.14)[4]	(0.10)[4]
Net realized and unrealized gain (loss) on investments	(2.63)	(0.48)	2.20	0.27

TOTAL FROM INVESTMENT OPERATIONS	(2.63)	(0.54)	2.06	0.17

Less Distributions:
Distributions from net realized gain on investments	--	(1.35)	(0.11)	--

Net Asset Value, End of Period	$7.60	$10.23	$12.12	$10.17

Total Return[5]	(25.71)%	(5.76)%	20.38%	1.70%

Ratios to Average Net Assets:

Net expenses	1.50%	1.50%	1.50%	2.01%[6]

Net investment income (loss)	0.04%	(0.49)%	(1.14)%	(0.93)%[6]

Expense waiver/reimbursement[7]	0.52%	0.14%	2.30%	20.55%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$68,963	$102,600	$88,826	$183

Portfolio turnover	380%	320%	630%	237%

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1 MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

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3 Represents less than $0.01.

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4 Per share numbers have been calculated using the average shares method.

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5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		Period Ended 7/31/2007 [1]
	2009	2008

Net Asset Value, Beginning of Period	$10.21	$12.18	$11.48
Income From Investment Operations:
Net investment income (loss)	(0.05)[2]	(0.14)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	(2.63)	(0.48)	0.78

TOTAL FROM INVESTMENT OPERATIONS	(2.68)	(0.62)	0.70

Less Distributions:
Distributions from net realized gain on investments	--	(1.35)	--

Net Asset Value, End of Period	$7.53	$10.21	$12.18

Total Return[3]	(26.25)%	(6.43)%	6.10%

Ratios to Average Net Assets:

Net expenses	2.25%	2.25%	2.24%[4]

Net investment income (loss)	(0.72)%	(1.22)%	(1.95)%[4]

Expense waiver/reimbursement[5]	0.52%	0.14%	0.54%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,532	$22,138	$46,933

Portfolio turnover	380%	320%	630%[6]

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1 Reflects operations for the period from March 29, 2007 (date of initial public investment) to July 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$9.99	$11.94	$10.10	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)[3]	(0.13)[3]	(0.22)[3]	(0.19)[3]
Net realized and unrealized gain (loss) on investments	(2.57)	(0.47)	2.17	0.29

TOTAL FROM INVESTMENT OPERATIONS	(2.62)	(0.60)	1.95	0.10

Less Distributions:
Distributions from net realized gain on investments	--	(1.35)	(0.11)	--

Net Asset Value, End of Period	$7.37	$9.99	$11.94	$10.10

Total Return[4]	(26.23)%	(6.39)%	19.42%	1.00%

Ratios to Average Net Assets:

Net expenses	2.25%	2.22%	2.25%	2.76%[5]

Net investment income (loss)	(0.71)%	(1.21)%	(1.83)%	(1.68)%[5]

Expense waiver/reimbursement[6]	0.52%	0.14%	5.64%	20.55%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,333	$14,895	$14,388	$147

Portfolio turnover	380%	320%	630%	237%

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except for Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in the charts are the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT LARGE CAP GROWTH FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 2.08%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$749.43	$9,725.94

2	$9,725.94	$486.30	$10,212.24	$205.25	$10,009.94

3	$10,009.94	$500.50	$10,510.44	$211.25	$10,302.23

4	$10,302.23	$515.11	$10,817.34	$217.42	$10,603.06

5	$10,603.06	$530.15	$11,133.21	$223.76	$10,912.67

6	$10,912.67	$545.63	$11,458.30	$230.30	$11,231.32

7	$11,231.32	$561.57	$11,792.89	$237.02	$11,559.27

8	$11,559.27	$577.96	$12,137.23	$243.94	$11,896.80

9	$11,896.80	$594.84	$12,491.64	$251.07	$12,244.19

10	$12,244.19	$612.21	$12,856.40	$258.40	$12,601.72

Cumulative		$5,396.77		$2,827.84

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FEDERATED MDT LARGE CAP GROWTH FUND - CLASS B SHARES
ANNUAL EXPENSE RATIO: 2.78%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$281.09	$10,222.00

2	$10,222.00	$511.10	$10,733.10	$287.33	$10,448.93

3	$10,448.93	$522.45	$10,971.38	$293.70	$10,680.90

4	$10,680.90	$534.05	$11,214.95	$300.22	$10,918.02

5	$10,918.02	$545.90	$11,463.92	$306.89	$11,160.40

6	$11,160.40	$558.02	$11,718.42	$313.70	$11,408.16

7	$11,408.16	$570.41	$11,978.57	$320.67	$11,661.42

8	$11,661.42	$583.07	$12,244.49	$327.79	$11,920.30

Converts from Class B to Class A				Annual Expense Ratio: 2.08%

9	$11,920.30	$596.02	$12,516.32	$251.56	$12,268.37

10	$12,268.37	$613.42	$12,881.79	$258.91	$12,626.61

Cumulative		$5,534.44		$2,941.86

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FEDERATED MDT LARGE CAP GROWTH FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 2.78%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$281.09	$10,222.00

2	$10,222.00	$511.10	$10,733.10	$287.33	$10,448.93

3	$10,448.93	$522.45	$10,971.38	$293.70	$10,680.90

4	$10,680.90	$534.05	$11,214.95	$300.22	$10,918.02

5	$10,918.02	$545.90	$11,463.92	$306.89	$11,160.40

6	$11,160.40	$558.02	$11,718.42	$313.70	$11,408.16

7	$11,408.16	$570.41	$11,978.57	$320.67	$11,661.42

8	$11,661.42	$583.07	$12,244.49	$327.79	$11,920.30

9	$11,920.30	$596.02	$12,516.32	$335.06	$12,184.93

10	$12,184.93	$609.25	$12,794.18	$342.50	$12,455.44

Cumulative		$5,530.27		$3,108.95

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R700
Cusip 31421R684
Cusip 31421R809

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35346 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of large-sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 7

What are the Principal Securities in Which the Fund Invests? 9

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 17

How is the Fund Sold? 19

Payments to Financial Intermediaries 21

How to Purchase Shares 22

How to Redeem and Exchange Shares 24

Account and Share Information 28

Who Manages the Fund? 32

Legal Proceedings 34

Financial Information 35

Appendix A: Hypothetical Investment and Expense Information 37

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a large-cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Growth Index. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
  Large Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Large Cap Growth Fund. The MDT Large Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 5.52%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 6.52% (quarter ended June 30, 2007). Its lowest quarterly return was (21.28)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 1000® Growth Index (Russell 1000® Growth) and the Lipper Large-Cap Growth Funds Index. Returns of the Russell 1000® Growth do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 1000® Growth is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(40.89)%	(7.44)%

Return After Taxes on Distributions[2]	(40.89)%	(8.17)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(26.58)%	(6.23)%

Russell 1000® Growth[3]	(38.44)%	(7.46)%

Lipper Large-Cap Growth Funds Index[4]	(41.39)%	(8.88)%

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1 The Fund’s Institutional Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 1000® Growth measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion. The Russell 1000® Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT LARGE CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Other Expenses[3]	1.02%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	1.78%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursement of Fund Expenses	0.52%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursement)	1.26%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.29% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.80% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntarily waiver at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver) were 0.96% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.25% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$181

3 Years	$560

5 Years	$964

10 Years	$2,095

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The large-cap strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

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Because the Fund refers to large-capitalization investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large-capitalization investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index. As of July 31, 2009, companies in the Russell 1000® Growth Index ranged in market capitalization from $0.338 billion to $343.483 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s Statement of Additional Information (SAI).

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL INSTRUMENTS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s Statement of Additional Information (SAI).

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

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  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s Statement of Additional Information (SAI) discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  an investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  an investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  a trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  an employer-sponsored retirement plan;
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  a trust institution investing on behalf of its trust customers;
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  additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  an investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

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  an investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  an investor, other than a natural person, purchasing Shares directly from the Fund; and
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  in connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be cancelled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
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  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions. The Fund is the successor to the MDT Large Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The MDT Advisers receive an annual investment advisory fee of 0.75% of the Fund’s average daily net assets.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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MDT Large Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Large Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$10.33	$12.20	$10.20	$10.00
Income From Investment Operations:
Net investment income (loss)	0.02 [3]	(0.03)[3]	(0.03)[3]	(0.07)[3]
Net realized and unrealized gain (loss) on investments	(2.65)	(0.49)	2.14	0.27

TOTAL FROM INVESTMENT OPERATIONS	(2.63)	(0.52)	2.11	0.20

Less Distributions:
Distributions from net realized gain on investments	--	(1.35)	(0.11)	--

Net Asset Value, End of Period	$7.70	$10.33	$12.20	$10.20

Total Return[4]	(25.46)%	(5.55)%	20.81%	2.00%

Ratios to Average Net Assets:

Net expenses	1.25%	1.25%	1.25%	1.76%[5]

Net investment income (loss)	0.28%	(0.28)%	(0.29)%	(0.68)%[5]

Expense waiver/reimbursement[6]	0.52%	0.14%	19.41%	20.55%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,769	$6,280	$1,798	$305

Portfolio turnover	380%	320%	630%	237%

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1 MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT LARGE CAP GROWTH FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.78%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$180.87	$10,322.00

2	$10,322.00	$516.10	$10,838.10	$186.69	$10,654.37

3	$10,654.37	$532.72	$11,187.09	$192.70	$10,997.44

4	$10,997.44	$549.87	$11,547.31	$198.91	$11,351.56

5	$11,351.56	$567.58	$11,919.14	$205.31	$11,717.08

6	$11,717.08	$585.85	$12,302.93	$211.92	$12,094.37

7	$12,094.37	$604.72	$12,699.09	$218.75	$12,483.81

8	$12,483.81	$624.19	$13,108.00	$225.79	$12,885.79

9	$12,885.79	$644.29	$13,530.08	$233.06	$13,300.71

10	$13,300.71	$665.04	$13,965.75	$240.56	$13,728.99

Cumulative		$5,790.36		$2,094.56

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R882

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35352 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long term capital appreciation by investing primarily in common stocks of large-sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 4

What are the Fund’s Investment Strategies? 6

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 17

How is the Fund Sold? 25

Payments to Financial Intermediaries 25

How to Purchase Shares 28

How to Redeem and Exchange Shares 30

Account and Share Information 34

Who Manages the Fund? 38

Legal Proceedings 40

Financial Information 41

Appendix A: Hypothetical Investment and Expense Information 44

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a large-cap value approach by selecting most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Value Index. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from $338 million to $343 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
  Large-Sized Companies Risks. The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund’s Fees and Expenses?

FEDERATED MDT LARGE CAP VALUE FUND

FEES AND EXPENSES

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This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	73.95%	66.94%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	74.76%	68.45%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reduction of Fund Expenses	73.53%	66.48%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.23%	1.97%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser and affiliate voluntarily reimbursed certain operating expenses of the Fund. The administrator, Adviser and affiliate can terminate the voluntary waiver and reimbursements at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver and reimbursements) were 1.22% and 1.21%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.24% and 1.99%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Class A Shares:

Expenses assuming redemption	$5,151	$6,963	$7,128	$7,145

Expenses assuming no redemption	$5,151	$6,963	$7,128	$7,145

Class C Shares:

Expenses assuming redemption	$4,710	$7,006	$7,317	$7,365

Expenses assuming no redemption	$4,673	$7,006	$7,317	$7,365

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of large sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 1000® Index ranged in market capitalization from $338 million to $343 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

Because the Fund refers to large-capitalization investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large-capitalization investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Value Index. The Russell 1000® Value Index is designed to measure the large-cap value segment of the U.S. equity universe. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from approximately $338 million to $343 billion. The Russell 1000® Value Index is reconstituted on an annual basis and, therefore, its market capitalization range is likely to change as a result.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE-SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares, Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to o 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

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ADDITIONAL CONDITIONS

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Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights--Class A Shares

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(For a Share Outstanding Throughout Each Period)

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	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$9.46	$10.00
Income From Investment Operations:
Net investment income	0.09 [2]	0.03 [2]
Net realized and unrealized loss on investments	(2.81)	(0.57)

TOTAL FROM INVESTMENT OPERATIONS	(2.72)	(0.54)

Less Distributions:
Distributions from net investment income	(0.05)	--

Net Asset Value, End of Period	$6.69	$9.46

Total Return[3]	(28.74)%	(5.40)%

Ratios to Average Net Assets:

Net expenses	1.22%	1.24%[4]

Net investment income	1.47%	0.80%[4]

Expense waiver/reimbursement[5]	73.48%	111.75%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$210	$64

Portfolio turnover	179%	41%

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1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

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(For a Share Outstanding Throughout Each Period)

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	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.04 [2]	0.02 [2]
Net realized and unrealized loss on investments	(2.80)	(0.55)

TOTAL FROM INVESTMENT OPERATIONS	(2.76)	(0.53)

Less Distributions:
Distributions from net investment income	(0.05)	--

Net Asset Value, End of Period	$6.66	$9.47

Total Return[3]	(29.13)%	(5.30)%

Ratios to Average Net Assets:

Net expenses	1.96%	1.99%[4]

Net investment income	0.72%	0.05%[4]

Expense waiver/reimbursement[5]	66.48%	111.80%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$21	$0 [6]

Portfolio turnover	179%	41%

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1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than $1,000.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT LARGE CAP VALUE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 74.76%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$5,150.61	$2,857.68

2	$2,857.68	$142.88	$3,000.56	$1,391.22	$864.16

3	$864.16	$43.21	$907.37	$420.70	$261.32

4	$261.32	$13.07	$274.39	$127.22	$79.02

5	$79.02	$3.95	$82.97	$38.47	$23.90

6	$23.90	$1.20	$25.10	$11.64	$7.23

7	$7.23	$0.36	$7.59	$3.52	$2.19

8	$2.19	$0.11	$2.30	$1.07	$0.66

9	$0.66	$0.03	$0.69	$0.32	$0.20

10	$0.20	$0.01	$0.21	$0.10	$0.06

Cumulative		$677.32		$7,144.87

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FEDERATED MDT LARGE CAP VALUE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 68.45%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$4,673.42	$3,655.00

2	$3,655.00	$182.75	$3,837.75	$1,708.14	$1,335.90

3	$1,335.90	$66.80	$1,402.70	$624.32	$488.27

4	$488.27	$24.41	$512.68	$228.19	$178.46

5	$178.46	$8.92	$187.38	$83.40	$65.23

6	$65.23	$3.26	$68.49	$30.48	$23.84

7	$23.84	$1.19	$25.03	$11.14	$8.71

8	$8.71	$0.44	$9.15	$4.07	$3.18

9	$3.18	$0.16	$3.34	$1.49	$1.16

10	$1.16	$0.06	$1.22	$0.54	$0.42

Cumulative		$787.99		$7,365.19

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R668
Cusip 31421R650

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38244 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long term capital appreciation by investing primarily in common stocks of large-sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 4

What are the Fund’s Investment Strategies? 6

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 17

How is the Fund Sold? 19

Payments to Financial Intermediaries 21

How to Purchase Shares 22

How to Redeem and Exchange Shares 25

Account and Share Information 28

Who Manages the Fund? 32

Legal Proceedings 34

Financial Information 35

Appendix A: Hypothetical Investment and Expense Information 37

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

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The Fund’s investment objective is to long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

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WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a large-cap value approach by selecting most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large- cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Value Index. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from $338 million to $343 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
  Large-Sized Companies Risks. The Fund will principally invest in large- size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund’s Fees and Expenses?

FEDERATED MDT LARGE CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Other Expenses[3]	77.02%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	77.78%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	76.80%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursements)	0.98%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the period ended July 31, 2009.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 0.97% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.99% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$4,948

3 Years	$6,661

5 Years	$6,788

10 Years	$6,798

What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of large sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 1000® Index ranged in market capitalization from $338 million to $343 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

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Because the Fund refers to large-capitalization investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large-capitalization investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Value Index. The Russell 1000® Value Index is designed to measure the large-cap value segment of the U.S. equity universe. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from approximately $338 million to $343 billion. The Russell 1000® Value Index is reconstituted on an annual basis and, therefore, its market capitalization range is likely to change as a result.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE-SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S.
  fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
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  Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  An employer-sponsored retirement plan;
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  A trust institution investing on behalf of its trust customers;
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  Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

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  An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  An investor, other than a natural person, purchasing Shares directly from the Fund; and
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  In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.11 [2]	0.04 [2]
Net realized and unrealized loss on investments	(2.82)	(0.57)

TOTAL FROM INVESTMENT OPERATIONS	(2.71)	(0.53)

Less Distributions:
Distributions from net investment income	(0.06)	--

Net Asset Value, End of Period	$6.70	$9.47

Total Return[3]	(28.65)%	(5.30)%

Ratios to Average Net Assets:

Net expenses	0.97%	0.99%[4]

Net investment income	1.73%	1.05%[4]

Expense waiver/reimbursement[5]	76.80%	111.72%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$669	$473

Portfolio turnover	179%	41%

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1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT LARGE CAP VALUE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 77.78%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$4,947.59	$2,722.00

2	$2,722.00	$136.10	$2,858.10	$1,346.73	$740.93

3	$740.93	$37.05	$777.98	$366.58	$201.68

4	$201.68	$10.08	$211.76	$99.78	$54.90

5	$54.90	$2.75	$57.65	$27.16	$14.94

6	$14.94	$0.75	$15.69	$7.39	$4.07

7	$4.07	$0.20	$4.27	$2.01	$1.11

8	$1.11	$0.06	$1.17	$0.55	$0.30

9	$0.30	$0.02	$0.32	$0.15	$0.08

10	$0.08	$0.00	$0.08	$0.04	$0.02

Cumulative		$687.01		$6,797.98

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R635

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38247 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS K SHARES

A mutual fund seeking long term capital appreciation by investing primarily in common stocks of large-sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 4

What are the Fund’s Investment Strategies? 6

What are the Principal Securities in Which the Fund Invests? 8

What are the Specific Risks of Investing in the Fund? 13

What Do Shares Cost? 16

How is the Fund Sold? 19

Payments to Financial Intermediaries 19

How to Purchase Shares 20

How to Redeem and Exchange Shares 22

Account and Share Information 25

Who Manages the Fund? 29

Legal Proceedings 30

Financial Information 32

Appendix A: Hypothetical Investment and Expense Information 34

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

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The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

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WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a large-cap value approach by selecting most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. The Fund normally invests 80% of its assets in stocks of large-cap companies. The Fund considers large-cap companies to be those of a size similar to companies listed in the Russell 1000® Value Index. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from $338 million to $343 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
  Large-Sized Companies Risks. The Fund will principally invest in large- size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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  Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund’s Fees and Expenses?

FEDERATED MDT LARGE CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee[3]	0.50%
Other Expenses[4]	63.55%
Acquired Fund Fees and Expenses[5]	0.01%

Total Direct and Acquired Annual Fund Operating Expenses[6]	64.81%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, distributor and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	63.08%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursements)	1.73%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009.

3 The distributor voluntarily waived a portion of its fee for the Fund’s Class K Shares. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund’s Class K Shares (after the voluntary waiver) was 0.45% for the fiscal year ended July 31, 2009.

4 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class K Shares (after the voluntary waiver and reimbursement) were 1.27% for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.74% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class K Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class K Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$4,543

3 Years	$7,102

5 Years	$7,516

10 Years	$7,595

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What are the Fund’s Investment Strategies?

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The Fund seeks to achieve its objective by investing primarily in the common stock of large sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 1000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 1000® Index ranged in market capitalization from $338 million to $343 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the Fund may invest directly. The Fund may also, for example, use derivative contracts to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when- issued securities and exchange traded funds.

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Because the Fund refers to large-capitalization investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets in large-capitalization investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Value Index. The Russell 1000® Value Index is designed to measure the large-cap value segment of the U.S. equity universe. As of July 31, 2009, companies in the Russell 1000® Value Index ranged in market capitalization from approximately $338 million to $343 billion. The Russell 1000® Value Index is reconstituted on an annual basis and, therefore, its market capitalization range is likely to change as a result.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

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What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

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Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

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Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

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Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

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  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or SAI.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

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SPECIAL TRANSACTIONS

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Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Asset Segregation

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In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

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Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

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Investing in Securities of Other Investment Companies

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The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

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The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

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The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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LARGE-SIZED COMPANIES RISKS

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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CREDIT RISKS

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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LEVERAGE RISKS

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Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

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Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class C Shares Class K Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class K Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by separate prospectuses, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class K Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

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The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
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Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$9.47	$10.00
Income From Investment Operations:
Net investment income	0.03 [2]	0.03 [2]
Net realized and unrealized loss on investments	(2.76)	(0.56)

TOTAL FROM INVESTMENT OPERATIONS	(2.73)	(0.53)

Less Distributions:
Distributions from net investment income	(0.06)	--

Net Asset Value, End of Period	$6.68	$9.47

Total Return[3]	(28.86)%	(5.30)%

Ratios to Average Net Assets:

Net expenses	1.72%	1.74%[4]

Net investment income	0.52%	0.30%[4]

Expense waiver/reimbursement[5]	63.08%	111.71%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$6	$0 [6]

Portfolio turnover	179%	41%

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1 Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

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2 Per share numbers have been calculated using the average shares method.

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3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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4 Computed on an annualized basis.

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5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

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6 Represents less than $1,000.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT LARGE CAP VALUE FUND - CLASS K SHARES
ANNUAL EXPENSE RATIO: 64.81%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$4,542.86	$4,019.00

2	$4,019.00	$200.95	$4,219.95	$1,825.78	$1,615.24

3	$1,615.24	$80.76	$1,696.00	$733.78	$649.16

4	$649.16	$32.46	$681.62	$294.90	$260.90

5	$260.90	$13.05	$273.95	$118.52	$104.86

6	$104.86	$5.24	$110.10	$47.64	$42.14

7	$42.14	$2.11	$44.25	$19.14	$16.94

8	$16.94	$0.85	$17.79	$7.70	$6.81

9	$6.81	$0.34	$7.15	$3.09	$2.74

10	$2.74	$0.14	$2.88	$1.24	$1.10

Cumulative		$835.90		$7,594.65

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Large Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R643

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38246 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of medium sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 27

Payments to Financial Intermediaries 27

How to Purchase Shares 30

How to Redeem and Exchange Shares 32

Account and Share Information 36

Who Manages the Fund? 40

Legal Proceedings 42

Financial Information 43

Appendix A: Hypothetical Investment and Expense Information 46

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of medium sized U.S. companies. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of mid-cap companies. The Fund considers mid-cap companies to be companies of a size similar to companies listed in the Russell MidCap® Growth Index. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a mid-cap growth approach by selecting most of its investments from companies listed in the Russell MidCap® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). As of July 31, 2009, companies in the Russell MidCap® Growth Index ranged in market capitalization from $338.0 million to $15.0 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
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  Medium Sized Company Risk. The Fund invests in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
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  Small Company Risks. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Mid Cap Growth Fund. The MDT Mid Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.52%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 10.20% (quarter ended June 30, 2007). Its lowest quarterly return was (23.02)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Midcap® Growth Index (Russell Midcap® Growth) and the Lipper Mid-Cap Growth Funds Index. Returns of the Russell Midcap® Growth do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell Midcap® Growth is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(48.66)%	(8.24)%

Return After Taxes on Distributions[2]	(48.66)%	(8.53)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(31.63)%	(6.97)%

Class C Shares:

Return Before Taxes	(46.62)%	(7.35)%

Russell Midcap® Growth[3]	(44.32)%	(9.65)%

Lipper Mid-Cap Growth Funds Index[4]	(44.04)%	(6.96)%

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1 The start of performance date for the Fund’s Class A Shares and Class C Shares was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index is unmanaged and unlike the fund, not affected by cashflows. It is not possible to invest directly in an index.

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4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

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FEDERATED MDT MID CAP GROWTH FUND

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.90%	0.90%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	4.27%	4.43%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	5.23%	6.09%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reduction of Fund Expenses	3.73%	3.84%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.50%	2.25%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver and reimbursement) were 1.49% and 1.49%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% and 2.25%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class:	1 Year	3 Years	5 Years	10 Years

Class A:

Expenses assuming redemption	$1,044	$2,028	$3,007	$5,436

Expenses assuming no redemption	$1,044	$2,028	$3,007	$5,436

Class C:

Expenses assuming redemption	$706	$1,797	$2,963	$5,768

Expenses assuming no redemption	$606	$1,797	$2,963	$5,768

What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of medium sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid- cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). Because the Fund invests in companies that are defined largely by reference to the Russell MidCap® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell MidCap® Growth Index ranged in market capitalization from $338.0 million to $15.0 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid-cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index. As of July 31, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $338.0 million to $15.0 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

MEDIUM SIZED COMPANIES RISKS

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large- capitalization companies.

SMALL COMPANY RISKS

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments, which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

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To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance. The Fund’s frequent trading restrictions also do not apply to certain redemptions of Shares redeemed pursuant to an asset allocation program which provides for systematic, non-investor directed rebalancing to the extent such transactions are exempt from the redemption/exchange fee as discussed under “Fee When You Redeem or Exchange.”

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

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You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997.
As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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MDT Mid Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Mid Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$12.10	$13.05	$10.67	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.11)[3]	(0.11)[3]	(0.09)[3]
Net realized and unrealized gain (loss) on investments	(3.90)	(0.72)	2.81	0.76

TOTAL FROM INVESTMENT OPERATIONS	(3.94)	(0.83)	2.70	0.67

Less Distributions:
Distributions from net realized gain on investments	--	(0.12)	(0.32)	--
Redemption fees	--	--	0.00 [4]	--

Net Asset Value, End of Period	$8.16	$12.10	$13.05	$10.67

Total Return[5]	(32.56)%	(6.47)%	25.67%	6.70%

Ratios to Average Net Assets:

Net expenses	1.49%	1.50%	1.50%	2.02%[6]

Net investment income (loss)	(0.47)%	(0.82)%	(0.88)%	(0.92)%[6]

Expense waiver/reimbursement[7]	3.68%	4.06%	15.03%	27.33%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,982	$10,242	$6,446	$104

Portfolio turnover	270%	216%	141%	201%

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1 MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$11.84	$12.86	$10.60	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.19)[3]	(0.19)[3]	(0.17)[3]
Net realized and unrealized gain (loss) on investments	(3.82)	(0.71)	2.77	0.77

TOTAL FROM INVESTMENT OPERATIONS	(3.92)	(0.90)	2.58	0.60

Less Distributions:
Distributions from net realized gain on investments	--	(0.12)	(0.32)	--
Redemption fees	--	--	0.00 [4]	--

Net Asset Value, End of Period	$7.92	$11.84	$12.86	$10.60

Total Return[5]	(33.11)%	(7.12)%	24.69%	6.00%

Ratios to Average Net Assets:

Net expenses	2.24%	2.24%	2.25%	2.77%[6]

Net investment income (loss)	(1.23)%	(1.51)%	(1.56)%	(1.67)%[6]

Expense waiver/reimbursement[7]	3.84%	3.86%	26.77%	27.33%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$590	$909	$123	$6

Portfolio turnover	270%	216%	141%	201%

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT MID CAP GROWTH FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 5.23%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$1,043.67	$9,428.27

2	$9,428.27	$471.41	$9,899.68	$492.53	$9,406.58

3	$9,406.58	$470.33	$9,876.91	$491.40	$9,384.94

4	$9,384.94	$469.25	$9,854.19	$490.27	$9,363.35

5	$9,363.35	$468.17	$9,831.52	$489.14	$9,341.81

6	$9,341.81	$467.09	$9,808.90	$488.01	$9,320.32

7	$9,320.32	$466.02	$9,786.34	$486.89	$9,298.88

8	$9,298.88	$464.94	$9,763.82	$485.77	$9,277.49

9	$9,277.49	$463.87	$9,741.36	$484.65	$9,256.15

10	$9,256.15	$462.81	$9,718.96	$483.54	$9,234.86

Cumulative		$4,676.39		$5,435.87

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FEDERATED MDT MID CAP GROWTH FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 6.09%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$605.68	$9,891.00

2	$9,891.00	$494.55	$10,385.55	$599.08	$9,783.19

3	$9,783.19	$489.16	$10,272.35	$592.55	$9,676.55

4	$9,676.55	$483.83	$10,160.38	$586.09	$9,571.08

5	$9,571.08	$478.55	$10,049.63	$579.70	$9,466.76

6	$9,466.76	$473.34	$9,940.10	$573.38	$9,363.57

7	$9,363.57	$468.18	$9,831.75	$567.13	$9,261.51

8	$9,261.51	$463.08	$9,724.59	$560.95	$9,160.56

9	$9,160.56	$458.03	$9,618.59	$554.84	$9,060.71

10	$9,060.71	$453.04	$9,513.75	$548.79	$8,961.95

Cumulative		$4,761.76		$5,768.19

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An SAI dated September 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R874
Cusip 31421R866

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35348 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stocks of medium sized U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 21

Payments to Financial Intermediaries 23

How to Purchase Shares 24

How to Redeem and Exchange Shares 26

Account and Share Information 30

Who Manages the Fund? 34

Legal Proceedings 36

Financial Information 37

Appendix A: Hypothetical Investment and Expense Information 39

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of medium sized U.S. companies. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of mid-cap companies. The Fund considers mid-cap companies to be companies of a size similar to companies listed in the Russell MidCap® Growth Index. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a mid-cap growth approach by selecting most of its investments from companies listed in the Russell MidCap® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid- cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). As of July 31, 2009, companies in the Russell MidCap® Growth Index ranged in market capitalization from $338.0 million to $15.0 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
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  Medium Sized Company Risk. The Fund invests in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
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  Small Company Risks. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base, and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Mid Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Mid Cap Growth Fund. The MDT Mid Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.65%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 10.25% (quarter ended June 30, 2007). Its lowest quarterly return was (22.96)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Midcap® Growth Index (Russell Midcap® Growth) and the Lipper Mid-Cap Growth Funds Index. Returns of the Russell Midcap® Growth do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell Midcap® Growth is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(45.54)%	(6.44)%

Return After Taxes on Distributions[2]	(45.54)%	(6.73)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(29.60)%	(5.49)%

Russell Midcap® Growth[3]	(44.32)%	(9.65)%

Lipper Mid-Cap Growth Funds Index[4]	(44.04)%	(6.96)%

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1 The Fund’s Institutional Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 Russell Midcap® Growth measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index is unmanaged and unlike the fund, not affected by cashflows. It is not possible to invest directly in an index.

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4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT MID CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.90%
Distribution (12b-1) Fee	None
Other Expenses[3]	3.35%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	4.26%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	3.01%
Total Direct and Acquired Actual Annual Fund Operating Expenses(after waivers and reimbursements)	1.25%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.80% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 1.24% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.25% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$ 428

3 Years	$1,292

5 Years	$2,170

10 Years	$4,421

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of medium sized U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid- cap segment of the U.S. equity universe, which includes the 800 smallest companies by market capitalization within the Russell 1000® Index (an index that includes the 1,000 largest U.S. companies by market capitalization). Because the Fund invests in companies that are defined largely by reference to the Russell MidCap® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell MidCap® Growth Index ranged in market capitalization from $338.0 million to $15.0 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling futures contracts, swaps, options, and when-issued securities and exchange traded funds to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

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Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid-cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index. As of July 31, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $338.0 million to $15.0 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

MEDIUM SIZED COMPANIES RISKS

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large- capitalization companies.

SMALL COMPANY RISKS

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments, which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  An employer-sponsored retirement plan;
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  A trust institution investing on behalf of its trust customers;
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  Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below):

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  An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  An investor, other than a natural person, purchasing Shares directly from the Fund; and
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  In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  if exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member.
A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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ADDITIONAL CONDITIONS

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Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance. The Fund’s frequent trading restrictions also do not apply to certain redemptions of Shares redeemed pursuant to an asset allocation program which provides for systematic, non-investor directed rebalancing to the extent such transactions are exempt from the redemption/exchange fee as discussed under “Fee When You Redeem or Exchange.”

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

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MDT Mid Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Mid Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$12.18	$13.10	$10.69	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.03)[3]	(0.07)[3]	(0.05)[3]	(0.07)[3]
Net realized and unrealized gain (loss) on investments	(3.92)	(0.73)	2.77	0.76

TOTAL FROM INVESTMENT OPERATIONS	(3.95)	(0.80)	2.72	0.69

Less Distributions:
Distributions from net realized gain on investments	--	(0.12)	(0.32)	--
Redemption fees	--	--	0.01	--

Net Asset Value, End of Period	$8.23	$12.18	$13.10	$10.69

Total Return[4]	(32.43)%	(6.22)%	25.90%	6.90%

Ratios to Average Net Assets:

Net expenses	1.24%	1.25%	1.25%	1.77%[5]

Net investment income (loss)	(0.42)%	(0.57)%	(0.45)%	(0.67)%[5]

Expense waiver/reimbursement[6]	3.01%	3.95%	42.16%	27.33%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$11,192	$2,735	$708	$225

Portfolio turnover	270%	216%	141%	201%

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1 MDT Mid Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Mid Cap Growth Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart are the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT MID CAP GROWTH FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 4.26%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$427.58	$10,074.00

2	$10,074.00	$503.70	$10,577.70	$430.74	$10,148.55

3	$10,148.55	$507.43	$10,655.98	$433.93	$10,223.65

4	$10,223.65	$511.18	$10,734.83	$437.14	$10,299.31

5	$10,299.31	$514.97	$10,814.28	$440.37	$10,375.52

6	$10,375.52	$518.78	$10,894.30	$443.63	$10,452.30

7	$10,452.30	$522.62	$10,974.92	$446.92	$10,529.65

8	$10,529.65	$526.48	$11,056.13	$450.22	$10,607.57

9	$10,607.57	$530.38	$11,137.95	$453.55	$10,686.07

10	$10,686.07	$534.30	$11,220.37	$456.91	$10,765.15

Cumulative		$5,169.84		$4,420.99

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R858

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35353 (9/09)

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Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 6

What are the Fund's Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 16

What Do Shares Cost? 20

How is the Fund Sold? 29

Payments to Financial Intermediaries 29

How to Purchase Shares 32

How to Redeem and Exchange Shares 35

Account and Share Information 39

Who Manages the Fund? 43

Legal Proceedings 45

Financial Information 46

Appendix A: Hypothetical Investment and Expense Information 49

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 ® Index. The Fund's investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser's investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000 ® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000 ® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000 ® Index ranged in market capitalization from $38.00 million to $2.17 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
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  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
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  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

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The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund's Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (6.16)%.

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Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 16.30% (quarter ended March 31, 2006). Its lowest quarterly return was (30.66)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund's Class A Shares and Class C Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index. The Russell 2000 ® Index does not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Russell 2000 ® Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance [1]
Class A Shares:
Return Before Taxes	(47.28)%	(12.23)%
Return After Taxes on Distributions [2]	(47.28)%	(12.71)%
Return After Taxes on Distributions and Sale of Fund Shares [2]	(30.73)%	(10.25)%
Class C Shares:
Return Before Taxes	(45.17)%	(11.36)%
Russell 2000 ® Index [3]	(33.79)%	 (7.14)%
Lipper Small-Cap Core Funds Index [4]	(35.59)%	 (7.88)%

1 The Fund's Class A Shares and Class C Shares start of performance date was September 15, 2005.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. "Return After Taxes on Distributions" assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. "Return After Taxes on Distributions and Sale of Fund Shares" assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4 The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor's (S&P) SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

What are the Fund's Fees and Expenses?

FEDERATED MDT SMALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction) [1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee [2]	1.15%	1.15%
Distribution (12b-1) Fee	0.05% [3]	0.75%
Other Expenses [4]	6.32%	6.20%
Acquired Fund Fees and Expenses [5]	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	7.53%	8.11%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.
Total Waivers, Reimbursements and Reduction of Fund Expenses	5.78%	5.61%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.75%	2.50%
2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund's Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.
3 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund's Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.
4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund's Class A Shares and Class C Shares (after the voluntary waiver and reimbursement) were 1.74% and 1.74%, respectively, for the fiscal year ended July 31, 2009.
5 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A Shares
Expenses assuming redemption	$1,253	$2,605	$3,890	$6,828
Expenses assuming no redemption	$1,253	$2,605	$3,890	$6,828
Class C Shares
Expenses assuming redemption	$ 898	$2,321	$3,751	$6,954
Expenses assuming no redemption	$ 798	$2,321	$3,751	$6,954

What are the Fund's Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 ® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund's investment universe.

The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 2000 ® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000 ® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000 ® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 2000 ® Index ranged in market capitalization from $38.00 million to $2.17 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to small-capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 ® Index (which had a market capitalization range of $38.00 million to $2.17 billion as of July 31, 2009).

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be "foreign securities" if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund's Prospectus and/or SAI.

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DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

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Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

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Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should out weigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund's SAI.

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STOCK MARKET RISKS

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The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

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The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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CREDIT RISKS

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances, certain derivative contracts and hybrid instruments may cause the Fund to: a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under "Federated."

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

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  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
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  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
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  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
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  announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
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The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
Class A Shares	$1,500/$100	5.50%	0.00%
Class C Shares	$1,500/$100	None	1.00%
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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on "Accounts with Low Balances" as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, and purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Restrictions on and Class C Shares" below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.

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Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

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  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled "Reducing the Sales Charge with Breakpoint Discounts." If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

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ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
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  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).
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The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

Class C Shares
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
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  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 -1/2;
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  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.

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Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552

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Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds , note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

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If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

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By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging , the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

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PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
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Redemption In-Kind

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Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

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The Fund's frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund's investment objectives and policies (subject to the general supervision of the Fund's Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions. The Fund is the successor to the MDT Small Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisers by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team ("Investment Team") since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com ..

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

MDT Small Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.21		$13.22		$11.11		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	) [3]	(0.08	) [3]	(0.10	) [3]	(0.13	) [3]
Net realized and unrealized gain (loss) on investments	(3.59)		(2.22)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.63)		(2.30)		2.11		1.11
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$6.58		$10.21		$13.22		$11.11
Total Return [4]	(35.55)%		(18.09)%		18.99%		11.10%

Ratios to Average Net Assets:
Net expenses	1.74%		1.75%		1.75%		2.01	% [5]
Net investment income (loss)	(0.53)%		(0.68)%		(0.77)%		(1.16	)% [5]
Expense waiver/reimbursement [6]	5.73%		3.85%		7.96%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,652		$2,623		$2,414		$324
Portfolio turnover	222%		243%		237%		209%

1 The MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$9.99		$13.04		$11.05		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08	) [3]	(0.16	) [3]	(0.19	) [3]	(0.23	) [3]
Net realized and unrealized gain (loss) on investments	(3.52)		(2.18)		2.18		1.28
TOTAL FROM INVESTMENT OPERATIONS	(3.60)		(2.34)		1.99		1.05
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$6.39		$9.99		$13.04		$11.05
Total Return [4]	(36.04)%		(18.66)%		18.01%		10.50%

Ratios to Average Net Assets:
Net expenses	2.49%		2.46%		2.50%		2.76	% [5]
Net investment income (loss)	(1.29)%		(1.40)%		(1.52)%		(1.91	)% [5]
Expense waiver/reimbursement [6]	5.61%		3.90%		8.63%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,366		$2,759		$3,299		$1,505
Portfolio turnover	222%		243%		237%		209%

1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2009, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT SMALL CAP CORE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 7.53%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$1,252.58	$9,210.92
2	$9,210.92	$460.55	$9,671.47	$684.81	$8,977.88
3	$8,977.88	$448.89	$9,426.77	$667.48	$8,750.74
4	$8,750.74	$437.54	$9,188.28	$650.60	$8,529.35
5	$8,529.35	$426.47	$8,955.82	$634.14	$8,313.56
6	$8,313.56	$415.68	$8,729.24	$618.09	$8,103.23
7	$8,103.23	$405.16	$8,508.39	$602.45	$7,898.22
8	$7,898.22	$394.91	$8,293.13	$587.21	$7,698.40
9	$7,698.40	$384.92	$8,083.32	$572.36	$7,503.63
10	$7,503.63	$375.18	$7,878.81	$557.88	$7,313.79
Cumulative		$4,221.80		$6,827.60

FEDERATED MDT SMALL CAP CORE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 8.11%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$798.39	$9,689.00
2	$9,689.00	$484.45	$10,173.45	$773.56	$9,387.67
3	$9,387.67	$469.38	$9,857.05	$749.50	$9,095.71
4	$9,095.71	$454.79	$9,550.50	$726.19	$8,812.83
5	$8,812.83	$440.64	$9,253.47	$703.61	$8,538.75
6	$8,538.75	$426.94	$8,965.69	$681.72	$8,273.19
7	$8,273.19	$413.66	$8,686.85	$660.52	$8,015.89
8	$8,015.89	$400.79	$8,416.68	$639.98	$7,766.60
9	$7,766.60	$388.33	$8,154.93	$620.08	$7,525.06
10	$7,525.06	$376.25	$7,901.31	$600.79	$7,291.03
Cumulative		$4,355.23		$6,954.34

An SAI dated September 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-21904

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R817
Cusip 31421R791

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35358 (9/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

C ONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 6

What are the Fund's Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 21

Payments to Financial Intermediaries 23

How to Purchase Shares 24

How to Redeem and Exchange Shares 26

Account and Share Information 30

Who Manages the Fund? 34

Legal Proceedings 36

Financial Information 37

Appendix A: Hypothetical Investment and Expense Information 39

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 ® Index. The Fund's investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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

The Adviser's investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000 ® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000 ® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000 ® Index ranged in market capitalization from $38.00 million to $2.17 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's return include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
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  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
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

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Core Fund. The MDT Small Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

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

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund's Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund's Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (5.97)%.

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Within the periods shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 16.48% (quarter ended March 31, 2006). Its lowest quarterly return was (30.75)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Institutional Shares. In addition, Return After Taxes is shown for the Fund's Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 ® Index and the Lipper Small-Cap Core Funds Index. The Russell 2000 ® Index does not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Russell 2000 ® Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year		Start of Performance [1]
Institutional Shares:
Return Before Taxes	(44.14)%		(10.56)%
Return After Taxes on Distributions [2]	(44.14)%		(11.04)%
Return After Taxes on Distributions and Sale of Fund Shares [2]	(28.69)%		 (8.90)%
Russell 2000 ® Index [3]	(33.79)%		 (7.14)%
Lipper Small-Cap Core Funds Index [4]	(35.59)%		 (7.88)%

1 The Fund's Institutional Shares start of performance date was September 15, 2005.

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

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. "Return After Taxes on Distributions'' assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. "Return After Taxes on Distributions and Sale of Fund Shares'' assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The Russell 2000 ® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 ® Index. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

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4 The Lipper Small-Cap Core Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the Standard & Poor's (S&P) SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

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What are the Fund's Fees and Expenses?

FEDERATED MDT SMALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements) [1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee [2]	1.15%
Distribution (12b-1) Fee	None
Other Expenses [3]	5.56%
Acquired Fund Fees and Expenses [4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses [5]	6.72%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.
Total Waivers and Reimbursements of Fund Expenses	5.22%
Total Direct and Acquired Actual Annual Fund Operating Expenses (after waivers and reimbursements)	1.50%
2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund's Institutional Shares to not more than 1.80% of its average daily net assets.
3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund's Institutional Shares (after the voluntary waiver and reimbursement) were 1.49% for the fiscal year ended July 31, 2009.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1Year	$ 666
3 Years	$1,964
5 Years	$3,218
10 Years	$6,170

What are the Fund's Investment Strategies?

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The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000 ® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund's investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of companies relative to the universe.


The Adviser selects most of its investments from companies listed in the Russell 2000 ® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000 ® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000 ® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 2000 ® Index ranged in market capitalization from $38.00 million to $2.17 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.
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There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to small-capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 ® Index (which had a market capitalization range of $38.00 million to $2.17 billion as of July 31, 2009).

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

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Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

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Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

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  it is organized under the laws of, or has a principal office located in, another country;
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  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be "foreign securities" if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund's Prospectus and/or SAI.


DERIVATIVE CONTRACTS


Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as currency futures and currency forward contracts.

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Option Contracts

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Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

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Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

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Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

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Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund's SAI.

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STOCK MARKET RISKS

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The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

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The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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CREDIT RISKS

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent t rading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under "Federated."

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You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

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  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
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  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
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  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
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  announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
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The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to accounts for which financial institutions act in a fiduciary capacity or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund's policy on "Accounts with Low Balances" as discussed later in this Prospectus):

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  an investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  an investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  a trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
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  trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  an employer-sponsored retirement plan;
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  a trust institution investing on behalf of its trust customers;
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  additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  an investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see "How To Purchase Shares" below):

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  an investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  an investor, other than a natural person, purchasing Shares directly from the Fund; and
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  in connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.
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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

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The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

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NETWORKING FEES

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The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

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The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under "How Is the Fund Sold?" The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on "Accounts with Low Balances" as discussed later in this Prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552

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Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds , note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

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You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging , the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
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  exchanging (transferring) into another fund with a different shareholder registration.
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A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

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PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
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Redemption In-Kind

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Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
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If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

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In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
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  meet any applicable minimum initial investment requirements; and
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  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

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If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

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FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

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The Fund's frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com .. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund's investment objectives and policies (subject to the general supervision of the Fund's Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions. The Fund is the successor to the MDT Small Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisers by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team ("Investment Team") since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated July 31, 2009.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com ..

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

MDT Small Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

Financial Highlights

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(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,						Period Ended
	2009		2008		2007	[1]	7/31/2006	[2]
Net Asset Value, Beginning of Period	$10.28		$13.28		$11.14		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02	) [3]	(0.05	) [3]	(0.07	) [3]	(0.10	) [3]
Net realized and unrealized gain (loss) on investments	(3.63)		(2.24)		2.21		1.24
TOTAL FROM INVESTMENT OPERATIONS	(3.65)		(2.29)		2.14		1.14
Less Distributions:
Distributions from net realized gain on investments	--		(0.71)		--		--
Net Asset Value, End of Period	$6.63		$10.28		$13.28		$11.14
Total Return [4]	(35.51)%		(17.92)%		19.21%		11.40%

Ratios to Average Net Assets:
Net expenses	1.49%		1.50%		1.50%		1.76	% [5]
Net investment income (loss)	(0.30)%		(0.43)%		(0.51)%		(0.91	)% [5]
Expense waiver/reimbursement [6]	5.22%		3.55%		8.14%		9.41	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,319		$10,064		$3,595		$784
Portfolio turnover	222%		243%		237%		209%
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1 MDT Small Cap Core Fund (the "Predecessor Fund") was reorganized into Federated MDT Small Cap Core Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2009, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT SMALL CAP CORE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 6.72%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$666.22	$9,828.00
2	$9,828.00	$491.40	$10,319.40	$654.76	$9,658.96
3	$9,658.96	$482.95	$10,141.91	$643.50	$9,492.83
4	$9,492.83	$474.64	$9,967.47	$632.43	$9,329.55
5	$9,329.55	$466.48	$9,796.03	$621.55	$9,169.08
6	$9,169.08	$458.45	$9,627.53	$610.86	$9,011.37
7	$9,011.37	$450.57	$9,461.94	$600.36	$8,856.37
8	$8,856.37	$442.82	$9,299.19	$590.03	$8,704.04
9	$8,704.04	$435.20	$9,139.24	$579.88	$8,554.33
10	$8,554.33	$427.72	$8,982.05	$569.91	$8,407.20
Cumulative		$4,630.23		$6,169.50
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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-21904

Federated
World-Class Investment Manager

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R783

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35365 (9/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 28

Payments to Financial Intermediaries 28

How to Purchase Shares 31

How to Redeem and Exchange Shares 34

Account and Share Information 37

Who Manages the Fund? 41

Legal Proceedings 43

Financial Information 44

Appendix A: Hypothetical Investment and Expense Information 48

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Growth Index.

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The Adviser’s investment strategy utilizes a small cap growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Growth Index ranged in market capitalization from $38 million to $2.1 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. Dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Growth Fund. The MDT Small Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (5.21)%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.91% (quarter ended March 31, 2006). Its lowest quarterly return was (24.93)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares, Class B Shares and Class C Shares are reduced to reflect all applicable sales charges and contingent deferred sales charges (CDSC). Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index. Returns of the Russell 2000® Growth Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Growth Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(44.51)%	(9.12)%

Return After Taxes on Distributions[2]	(44.51)%	(9.17)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(28.93)%	(7.63)%

Class B Shares:

Return Before Taxes	(44.97)%	(9.11)%

Class C Shares:

Return Before Taxes	(42.29)%	(8.25)%

Russell 2000® Growth Index[3]	(38.54)%	(7.84)%

Lipper Small-Cap Growth Funds Index[4]	(42.62)%	(9.82)%

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1 The start of performance date for the Fund’s Class A Shares and Class C Shares was September 15, 2005. Class B Shares commenced operations on March 13, 2008. Performance results shown before that date are for the Fund’s Institutional Shares but are adjusted to reflect the CDSC and expenses applicable to Class B Shares.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 2000® Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT SMALL CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.15%	1.15%	1.15%
Distribution (12b-1) Fee	0.05%[3]	0.75%	0.75%
Other Expenses[4]	1.62%	1.62%	1.62%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	2.83%	3.53%[7]	3.53%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursement and Reduction of Fund Expenses	1.07%	1.02%	1.02%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	1.76%	2.51%	2.51%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.20% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waiver) were 1.55%, 1.55% and 1.55%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect he expenses of the acquired funds

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.75%, 2.50% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

7 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

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EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares and Class C Shares operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Class A Shares:

Expenses assuming redemption	$820	$1,379	$1,962	$3,533

Expenses assuming no redemption	$820	$1,379	$1,962	$3,533

Class B Shares:

Expenses assuming redemption	$906	$1,483	$2,031	$3,645

Expenses assuming no redemption	$356	$1,083	$1,831	$3,645

Class C Shares:

Expenses assuming redemption	$456	$1,083	$1,831	$3,801

Expenses assuming no redemption	$356	$1,083	$1,831	$3,801

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 2000® Growth Index ranged in market capitalization from $38 million to $2.1 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

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Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

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EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund will indirectly pay a proportional share of the asset based fees of the ETFs in which the Fund invests.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class B	$1,500/$100	None	5.50%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class B and Class C Shares” below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after shares have been held for six full years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS B AND CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class B Shares are generally limited to $100,000 and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

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If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class B Shares:

Shares Held Up To:	CDSC

1 Year	5.50%

2 Years	4.75%

3 Years	4.00%

4 Years	3.00%

5 Years	2.00%

6 Years	1.00%

7 Years or More	0.00%

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
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  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
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  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); or

Class B Shares Only

  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.

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Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class B Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	Up to 5.00%

Class C Shares:

All Purchase Amounts	1.00%

$5 million or greater	0.25%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class B Shares and Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares, Class B Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be cancelled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

BY AUTOMATIC INVESTMENTS

You may establish an account with your financial intermediary to automatically purchase Shares on predetermined dates or when your bank account reaches a certain level. Under this program, participating financial intermediaries are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial intermediary’s agreement or materials describing this service.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500, or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Small Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$11.57	$12.95	$10.59	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08)[3]	(0.14)[3]	(0.14)[3]	(0.17)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.64)	(1.17)	2.50	0.76

TOTAL FROM INVESTMENT OPERATIONS	(3.72)	(1.31)	2.36	0.59

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--

Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.85	$11.57	$12.95	$10.59

Total Return[5]	(32.15)%[6]	(10.20)%	22.29%	5.90%

Ratios to Average Net Assets:

Net expenses	1.75%	1.75%	1.75%	2.02%[7]

Net investment income (loss)	(1.04)%	(1.20)%	(1.16)%	(1.50)%[7]

Expense waiver/reimbursement[8]	1.02%	1.05%	25.97%	22.65%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$21,682	$31,874	$532	$157

Portfolio turnover	244%	212%	157%	157%

1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

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4 Represents less than $0.01.

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5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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6 During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.

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7 Computed on an annualized basis.

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8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class B Shares

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(For a Share Outstanding Throughout Each Period)

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	Year Ended 7/31/2009	Period Ended 7/31/2008 [1]

Net Asset Value, Beginning of Period	$11.61	$11.26
Income From Investment Operations:
Net investment income (loss)	(0.14)[2]	(0.09)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.66)	0.44

TOTAL FROM INVESTMENT OPERATIONS	(3.80)	0.35

Regulatory Settlement Proceeds	0.00 [3]	--

Net Asset Value, End of Period	$7.81	$11.61

Total Return[4]	(32.73)%	3.11%

Ratios to Average Net Assets:

Net expenses	2.50%	2.50%[5]

Net investment income (loss)	(1.75)%	(1.96)%[5]

Expense waiver/reimbursement[6]	1.02%	1.05%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,088	$9,811

Portfolio turnover	244%	212%[7]

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1 Reflects operations for the period from March 13, 2008 (date of initial investment) to July 31, 2008.

2 Per share numbers have been calculated using the average shares method.

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3 Represents less than $0.01.

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4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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5 Computed on an annualized basis.

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6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2008.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$11.32	$12.77	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.22)[3]	(0.23)[3]	(0.26)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.56)	(1.16)	2.48	0.78

TOTAL FROM INVESTMENT OPERATIONS	(3.70)	(1.38)	2.25	0.52

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--

Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.62	$11.32	$12.77	$10.52

Total Return[5]	(32.69)%	(10.89)%	21.39%	5.20%

Ratios to Average Net Assets:

Net expenses	2.50%	2.47%	2.50%	2.77%[6]

Net investment income (loss)	(1.79)%	(1.93)%	(1.92)%	(2.25)%[6]

Expense waiver/reimbursement[7]	1.02%	1.07%	27.07%	25.65%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,069	$6,450	$702	$348

Portfolio turnover	244%	212%	157%	157%

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

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4 Represents less than $0.01.

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5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except for Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below

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FEDERATED MDT SMALL CAP GROWTH FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 2.83%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$820.34	$9,655.07

2	$9,655.07	$482.75	$10,137.82	$276.20	$9,864.59

3	$9,864.59	$493.23	$10,357.82	$282.20	$10,078.65

4	$10,078.65	$503.93	$10,582.58	$288.32	$10,297.36

5	$10,297.36	$514.87	$10,812.23	$294.58	$10,520.81

6	$10,520.81	$526.04	$11,046.85	$300.97	$10,749.11

7	$10,749.11	$537.46	$11,286.57	$307.50	$10,982.37

8	$10,982.37	$549.12	$11,531.49	$314.17	$11,220.69

9	$11,220.69	$561.03	$11,781.72	$320.99	$11,464.18

10	$11,464.18	$573.21	$12,037.39	$327.96	$11,712.95

Cumulative		$5,214.14		$3,533.23

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FEDERATED MDT SMALL CAP GROWTH FUND - CLASS B SHARES
ANNUAL EXPENSE RATIO: 3.53%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$355.59	$10,147.00

2	$10,147.00	$507.35	$10,654.35	$360.82	$10,296.16

3	$10,296.16	$514.81	$10,810.97	$366.13	$10,447.51

4	$10,447.51	$522.38	$10,969.89	$371.51	$10,601.09

5	$10,601.09	$530.05	$11,131.14	$376.97	$10,756.93

6	$10,756.93	$537.85	$11,294.78	$382.51	$10,915.06

7	$10,915.06	$545.75	$11,460.81	$388.13	$11,075.51

8	$11,075.51	$553.78	$11,629.29	$393.84	$11,238.32

Converts from Class B to Class A			Annual Expense Ratio: 2.83%

9	$11,238.32	$561.92	$11,800.24	$321.50	$11,482.19

10	$11,482.19	$574.11	$12,056.30	$328.47	$11,731.35

Cumulative		$5,348.00		$3,645.47

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FEDERATED MDT SMALL CAP GROWTH FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 3.53%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$355.59	$10,147.00

2	$10,147.00	$507.35	$10,654.35	$360.82	$10,296.16

3	$10,296.16	$514.81	$10,810.97	$366.13	$10,447.51

4	$10,447.51	$522.38	$10,969.89	$371.51	$10,601.09

5	$10,601.09	$530.05	$11,131.14	$376.97	$10,756.93

6	$10,756.93	$537.85	$11,294.78	$382.51	$10,915.06

7	$10,915.06	$545.75	$11,460.81	$388.13	$11,075.51

8	$11,075.51	$553.78	$11,629.29	$393.84	$11,238.32

9	$11,238.32	$561.92	$11,800.24	$399.63	$11,403.52

10	$11,403.52	$570.18	$11,973.70	$405.50	$11,571.15

Cumulative		$5,344.07		$3,800.63

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

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Investment Company Act File No. 811-21940

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Federated is a registered mark of Federated Investors, Inc.
2009 ©Federated Investors, Inc.

Cusip 31421R775
Cusip 31421R676
Cusip 31421R767

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35363 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 7

What are the Principal Securities in Which the Fund Invests? 9

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 18

How is the Fund Sold? 21

Payments to Financial Intermediaries 22

How to Purchase Shares 24

How to Redeem and Exchange Shares 26

Account and Share Information 30

Who Manages the Fund? 34

Legal Proceedings 36

Financial Information 37

Appendix A: Hypothetical Investment and Expense Information 39

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Growth Index.

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The Adviser’s investment strategy utilizes a small cap growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Growth Index ranged in market capitalization from $38 million to $2.1 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
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  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Growth Fund. The MDT Small Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (5.16)%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 15.99% (quarter ended March 31, 2006). Its lowest quarterly return was (24.83)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index. Returns of the Russell 2000® Growth Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Growth Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(41.11)%	(7.30)%

Return After Taxes on Distributions[2]	(41.11)%	(7.34)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(26.72)%	(6.13)%

Russell 2000® Growth Index[3]	(38.54)%	(7.84)%

Lipper Small-Cap Growth Funds Index[4]	(42.62)%	(9.82)%

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1 The Fund’s Institutional Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 2000® Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT SMALL CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.15%
Distribution (12b-1) Fee	None
Other Expenses[3]	1.37%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	2.53%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursement of Fund Expenses	1.02%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursement)	1.51%

2 The Adviser voluntarily waived/reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.20% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.80% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntarily waiver at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver) were 1.30% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect he expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$256

3 Years	$788

5 Years	$1,345

10 Years	$2,866

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 2000® Growth Index ranged in market capitalization from $38 million to $2.1 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

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DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

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Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

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EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund will indirectly pay a proportional share of the asset based fees of the ETFs in which the Fund invests.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

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You can purchase, redeem or exchange Shares any day the NYSE is open.

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When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):

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  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  An employer-sponsored retirement plan;
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  A trust institution investing on behalf of its trust customers;
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  Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below.):

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  An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  An investor, other than a natural person, purchasing Shares directly from the Fund; and
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  In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

BY AUTOMATIC INVESTMENTS

You may establish an account with your financial intermediary to automatically purchase Shares on predetermined dates or when your bank account reaches a certain level. Under this program, participating financial intermediaries are responsible for prompt transmission of orders and may charge you for this service. You should read this Prospectus along with your financial intermediary’s agreement or materials describing this service.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at
1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

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You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Small Cap Growth Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997.
As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$11.66	$13.02	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.11)[3]	(0.13)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.67)	(1.18)	2.54	0.74

TOTAL FROM INVESTMENT OPERATIONS	(3.73)	(1.29)	2.41	0.61

Less Distributions:
Distributions from net realized gain on investments	--	(0.07)	--	--

Regulatory Settlement Proceeds	0.00 [4]	--	--	--

Net Asset Value, End of Period	$7.93	$11.66	$13.02	$10.61

Total Return[5]	(31.99)%	(9.99)%	22.71%	6.10%

Ratios to Average Net Assets:

Net expenses	1.50%	1.50%	1.50%	1.77%[6]

Net investment income (loss)	(0.80)%	(0.91)%	(1.03)%	(1.25)%[6]

Expense waiver/reimbursement[7]	1.02%	1.09%	5.58%	25.65%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$39,246	$62,209	$16,245	$227

Portfolio turnover	244%	212%	157%	157%

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1 MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

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4 Represents less than $0.01.

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5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

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6 Computed on an annualized basis.

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7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 2.53%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$256.12	$10,247.00

2	$10,247.00	$512.35	$10,759.35	$262.45	$10,500.10

3	$10,500.10	$525.01	$11,025.01	$268.93	$10,759.45

4	$10,759.45	$532.97	$11,297.42	$275.58	$11,025.21

5	$11,025.21	$551.26	$11,576.47	$282.38	$11,297.53

6	$11,297.53	$564.88	$11,862.41	$289.36	$11,576.58

7	$11,576.58	$578.83	$12,155.41	$296.50	$11,862.52

8	$11,862.52	$593.13	$12,455.65	$303.83	$12,155.52

9	$12,155.52	$607.78	$12,763.30	$311.33	$12,455.76

10	$12,455.76	$622.79	$13,078.55	$319.02	$12,763.42

Cumulative		$5,594.00		$2,865.50

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An SAI dated September 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R759

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35367 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 19

How is the Fund Sold? 26

Payments to Financial Intermediaries 27

How to Purchase Shares 29

How to Redeem and Exchange Shares 32

Account and Share Information 35

Who Manages the Fund? 39

Legal Proceedings 40

Financial Information 42

Appendix A: Hypothetical Investment and Expense Information 45

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Value Index. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risk. This process, called the Optimum Q Process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a small cap approach by selecting most of its investments from companies listed in the Russell 2000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Value Index ranged in market capitalization from $46 million to $2.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. Dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an exchange traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Value Fund. The MDT Small Cap Value Fund was managed by MDTA LLC and had similar investment objectives and strategies as the Fund.

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (12.11)%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.28% (quarter ended March 31, 2006). Its lowest quarterly return was (24.95)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Value Index (Russell 2000® Value) and the Lipper Small-Cap Value Funds Index. Returns of the Russell 2000® Value do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Value is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(36.32)%	(9.54)%

Return After Taxes on Distributions[2]	(36.32)%	(10.12)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(23.61)%	(8.16)%

Class C Shares:

Return Before Taxes	(33.81)%	(8.65)%

Russell 2000® Value[3]	(28.92)%	(6.66)%

Lipper Small-Cap Value Funds Index[4]	(32.82)%	(7.87)%

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1 The Fund’s Class A Shares and Class C Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 2000® Value measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4 The Lipper Small-Cap Value Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index. The return of the index assumes the reinvestment of any dividend or other distributions.

What are the Fund’s Fees and Expenses?

FEDERATED MDT SMALL CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund’s Class A Shares and Class C Shares.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.15%	1.15%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	2.57%	2.60%
Acquired Fund Fees and Expenses[5]	0.05%	0.05%

Total Direct and Acquired Annual Fund Operating Expenses[6]	3.82%	4.55%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts for the Fund’s Class A Shares. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reduction of Fund Expenses	2.03%	2.01%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.79%	2.54%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/
reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed other operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver and reimbursement) were 1.74% and 1.74%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.75% and 2.50%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Class A Shares:

Expenses assuming redemption	$913	$1,652	$2,409	$4,380

Expenses assuming no redemption	$913	$1,652	$2,409	$4,380

Class C Shares:

Expenses assuming redemption	$556	$1,374	$2,301	$4,654

Expenses assuming no redemption	$456	$1,374	$2,301	$4,654

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Value Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure and profit trends. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 2000® Value Index an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market).

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Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, the average market capitalization of companies in the Russell 2000® Value Index was approximately $77 million and the median market capitalization was approximately $31 million. The largest company had a market capitalization of approximately $2.2 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Value Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures and security futures), as well as, currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

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Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
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  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
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  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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		Maximum Sales Charges

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

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To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

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Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

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You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

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Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

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1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

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If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).
  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

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These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

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How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

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ADDITIONAL CONDITIONS

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Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As the Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Value Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Value Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		[1]	Period Ended 7/31/2006 [2]
	2009	2008	2007

Net Asset Value, Beginning of Period	$10.33	$11.37	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01)[3]	(0.04)[3]	(0.05)[3]	(0.07)[3]
Net realized and unrealized gain (loss) on investments	(3.53)	(0.24)	0.81	0.68

TOTAL FROM INVESTMENT OPERATIONS	(3.54)	(0.28)	0.76	0.61

Less Distributions:
Distributions from net realized gain on investments	--	(0.76)	--	--

Net Asset Value, End of Period	$6.79	$10.33	$11.37	$10.61

Total Return[4]	(34.27)%	(2.69)%	7.16%	6.10%

Ratios to Average Net Assets:

Net expenses	1.74%	1.75%	1.75%	2.00%[5]

Net investment income (loss)	(0.15)%	(0.32)%	(0.44)%	(0.59)%[5]

Expense waiver/reimbursement[6]	1.98%	3.05%	4.45%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,795	$3,179	$2,950	$699

Portfolio turnover	264%	245%	240%	124%

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1 MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Value Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,		[1]	Period Ended 7/31/2006 [2]
	2009	2008	2007

Net Asset Value, Beginning of Period	$10.10	$11.21	$10.54	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.12)[3]	(0.14)[3]	(0.15)[3]
Net realized and unrealized gain (loss) on investments	(3.45)	(0.23)	0.81	0.69

TOTAL FROM INVESTMENT OPERATIONS	(3.51)	(0.35)	0.67	0.54

Less Distributions:
Distributions from net realized gain on investments	--	(0.76)	--	--

Net Asset Value, End of Period	$6.59	$10.10	$11.21	$10.54

Total Return[4]	(34.75)%	(3.38)%	6.36%	5.40%

Ratios to Average Net Assets:

Net expenses	2.49%	2.50%	2.50%	2.75%[5]

Net investment income (loss)	(0.89)%	(1.11)%	(1.20)%	(1.34)%[5]

Expense waiver/reimbursement[6]	2.01%	2.73%	4.06%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,078	$3,195	$951	$51

Portfolio turnover	264%	245%	240%	124%

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT SMALL CAP VALUE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 3.82%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$913.12	$9,561.51

2	$9,561.51	$478.08	$10,039.59	$367.40	$9,674.34

3	$9,674.34	$483.72	$10,158.06	$371.74	$9,788.50

4	$9,788.50	$489.43	$10,277.93	$376.13	$9,904.00

5	$9,904.00	$495.20	$10,399.20	$380.57	$10,020.87

6	$10,020.87	$501.04	$10,521.91	$385.06	$10,139.12

7	$10,139.12	$506.96	$10,646.08	$389.60	$10,258.76

8	$10,258.76	$512.94	$10,771.70	$394.20	$10,379.81

9	$10,379.81	$518.99	$10,898.80	$398.85	$10,502.29

10	$10,502.29	$525.11	$11,027.40	$403.55	$10,626.22

Cumulative		$4,983.97		$4,380.22

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FEDERATED MDT SMALL CAP VALUE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 4.55%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$456.02	$10,045.00

2	$10,045.00	$502.25	$10,547.25	$458.08	$10,090.20

3	$10,090.20	$504.51	$10,594.71	$460.14	$10,135.61

4	$10,135.61	$506.78	$10,642.39	$462.21	$10,181.22

5	$10,181.22	$509.06	$10,690.28	$464.29	$10,227.04

6	$10,227.04	$511.35	$10,738.39	$466.38	$10,273.06

7	$10,273.06	$513.65	$10,786.71	$468.48	$10,319.29

8	$10,319.29	$515.96	$10,835.25	$470.58	$10,365.73

9	$10,365.73	$518.29	$10,884.02	$472.70	$10,412.38

10	$10,412.38	$520.62	$10,933.00	$474.83	$10,459.24

Cumulative		$5,102.47		$4,653.71

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

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Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R742
Cusip 31421R734

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35356 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation by investing primarily in common stock of small U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 15

What Do Shares Cost? 18

How is the Fund Sold? 21

Payments to Financial Intermediaries 22

How to Purchase Shares 23

How to Redeem and Exchange Shares 26

Account and Share Information 29

Who Manages the Fund? 33

Legal Proceedings 34

Financial Information 36

Appendix A: Hypothetical Investment and Expense Information 38

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Value Index. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risk. This process, called the Optimum Q Process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a small cap approach by selecting most of its investments from companies listed in the Russell 2000® Value Index, an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 31, 2009, companies in the Russell 2000® Value Index ranged in market capitalization from $46 million to $2.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. Dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an exchange traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

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The Fund is the successor to the MDT Small Cap Value Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Small Cap Value Fund. The MDT Small Cap Value Fund was managed by MDTA LLC and had similar investment objectives and strategies as the Fund.

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was (12.13)%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 15.36% (quarter ended March 31, 2006). Its lowest quarterly return was (24.84)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000® Value Index (Russell 2000® Value) and the Lipper Small-Cap Value Funds Index. Returns of the Russell 2000® Value do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 2000® Value is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(32.42)%	(7.71)%

Return After Taxes on Distributions[2]	(32.42)%	(8.31)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(21.07)%	(6.67)%

Russell 2000® Value[3]	(28.92)%	(6.66)%

Lipper Small-Cap Value Funds Index[4]	(32.82)%	(7.87)%

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1 The Fund’s Institutional Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 The Russell 2000® Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4 The Lipper Small-Cap Value Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The return of the index assumes the reinvestment of any dividend or other distributions.

What are the Fund’s Fees and Expenses?

FEDERATED MDT SMALL CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund’s Institutional Shares.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.15%
Distribution (12b-1) Fee	None
Other Expenses[3]	2.34%
Acquired Fund Fees and Expenses[4]	0.05%
Total Direct and Acquired Annual Fund Operating Expenses[5]	3.54%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	2.00%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)	1.54%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.80% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed other operating expenses of the Fund. The administrator and Adviser can terminate this voluntarily waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 1.49% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.50% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$357

3 Years	$1,085

5 Years	$1,836

10 Years	$3,809

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. Under normal market conditions the Fund invests at least 80% of its net assets in stocks of small-cap companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Value Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure and profit trends. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 2000® Value Index an index that measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market).

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Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Value Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, the average market capitalization of companies in the Russell 2000® Value Index was approximately $77 million and the median market capitalization was approximately $31 million. The largest company had a market capitalization of approximately $2.2 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when-issued securities and exchange traded funds.

Because the Fund refers to small capitalization investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Value Index.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

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The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment as described in the Fund’s SAI.

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EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures and security futures), as well as, currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

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The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as a non-principal investment; risks associated with investing in such other securities are described in the Fund’s SAI.

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STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

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  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

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  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional classes of Shares, which are offered by a separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  An employer-sponsored retirement plan;
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  A trust institution investing on behalf of its trust customers;
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  Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

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  An investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  An investor, other than a natural person, purchasing Shares directly from the Fund; and
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  In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

  Establish an account with the financial intermediary; and
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  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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ADDITIONAL CONDITIONS

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Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

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If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid. Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

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The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.15% of the Fund’s average daily net assets.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Small Cap Value Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Value Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$10.41	$11.42	$10.64	$10.00
Income From Investment Operations:
Net investment income (loss)	0.01 [3]	(0.01)[3]	(0.02)[3]	(0.03)[3]
Net realized and unrealized gain (loss) on investments	(3.56)	(0.24)	0.80	0.67

TOTAL FROM INVESTMENT OPERATIONS	(3.55)	(0.25)	0.78	0.64

Less Distributions:
Distributions from net realized gain on investments	--	(0.76)	--	--

Net Asset Value, End of Period	$6.86	$10.41	$11.42	$10.64

Total Return[4]	(34.10)%	(2.41)%	7.33%	6.40%

Ratios to Average Net Assets:

Net expenses	1.49%	1.50%	1.50%	1.75%[5]

Net investment income (loss)	0.13%	(0.08)%	(0.17)%	(0.34)%[5]

Expense waiver/reimbursement[6]	2.00%	2.80%	3.75%	34.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$18,604	$21,381	$11,192	$599

Portfolio turnover	264%	245%	240%	124%

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1 MDT Small Cap Value Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Small Cap Value Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 3.54%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$356.58	$10,146.00

2	$10,146.00	$507.30	$10,653.30	$361.79	$10,294.13

3	$10,294.13	$514.71	$10,808.84	$367.07	$10,444.42

4	$10,444.42	$522.22	$10,966.64	$372.43	$10,596.91

5	$10,596.91	$529.85	$11,126.76	$377.87	$10,751.62

6	$10,751.62	$537.58	$11,289.20	$383.39	$10,908.59

7	$10,908.59	$545.43	$11,454.02	$388.98	$11,067.86

8	$11,067.86	$553.39	$11,621.25	$394.66	$11,229.45

9	$11,229.45	$561.47	$11,790.92	$400.42	$11,393.40

10	$11,393.40	$569.67	$11,963.07	$406.27	$11,559.74

Cumulative		$5,341.62		$3,809.46

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Small Cap Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 ©Federated Investors, Inc.

Cusip 31421R726

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35362 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/
All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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CLASS A SHARES
CLASS C SHARES

A mutual fund seeking long-term capital appreciation, while seeking to minimize the impact of taxes, by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 8

What are the Principal Securities in Which the Fund Invests? 10

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 19

How is the Fund Sold? 27

Payments to Financial Intermediaries 27

How to Purchase Shares 30

How to Redeem and Exchange Shares 33

Account and Share Information 36

Who Manages the Fund? 40

Legal Proceedings 42

Financial Information 43

Appendix A: Hypothetical Investment and Expense Information 46

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide long-term capital appreciation while seeking to minimize the impact of taxes. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends, and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize after-tax compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, tax-aware all-cap/ all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Small, Medium, and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Tax Risk. The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
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  Exchange-Traded Funds Risks. An investment in an exchange traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Tax Aware/All Cap Core Fund. The MDT Tax Aware/All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.42%.

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Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 7.20% (quarter ended December 31, 2006). Its lowest quarterly return was (25.70)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000® Index (Russell 3000®) and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000® do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000® is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Class A Shares:

Return Before Taxes	(45.09)%	(10.97)%

Return After Taxes on Distributions[2]	(45.10)%	(10.97)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(29.31)%	(9.13)%

Class C Shares:

Return Before Taxes	(42.95)%	(10.14)%

Russell 3000®[3]	(37.31)%	(7.26)%

Lipper Multi-Cap Core Funds Index[4]	(39.45)%	(8.13)%

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1 The Fund’s Class A Shares and Class C Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 Russell 3000® measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

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What are the Fund’s Fees and Expenses?

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FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.90%	0.90%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	4.31%	4.31%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[6]	5.27%	5.97%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. In addition, the distributor did not charge certain amounts for the Fund’s Class A Shares. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers, Reimbursements and Reduction of Fund Expenses	3.62%	3.57%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.65%	2.40%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Class A Shares and Class C Shares to not more than 2.05% and 2.80%, respectively, of its average daily net assets.

3 The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended July 31, 2009. The Fund’s Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending July 31, 2010.

4 Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver and reimbursement) were 1.64% and 1.64%, respectively, for the fiscal year ended July 31, 2009.

5 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

6 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.65% and 2.40%, respectively, for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years

Class A Shares:

Expenses assuming redemption	$1,047	$2,038	$3,023	$5,463

Expenses assuming no redemption	$1,047	$2,038	$3,023	$5,463

Class C Shares:

Expenses assuming redemption	$694	$1,765	$2,913	$5,688

Expenses assuming no redemption	$594	$1,765	$2,913	$5,688

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The strategy seeks to maximize after-tax compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, tax-aware, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and tax consequences of a transaction and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. When considering expected tax consequences of a transaction, the Fund may defer selling a holding that it may have otherwise sold if the unrealized short-term gain in the holding will shortly become a long-term gain for tax purposes. Other tax considerations include the benefits of deferring taxes to the next calendar year and selling a security with a short-term unrealized loss shortly before it becomes a long-term loss. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

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Delayed Delivery Transactions

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Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

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Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM, AND LARGE SIZED COMPANIES RISKS

The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

TAX RISK

The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges

Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]

Class A	$1,500/$100	5.50%	0.00%

Class C	$1,500/$100	None	1.00%

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1 The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, and purchases of Class C Shares are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on Class C Shares” below.

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2 Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3 See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.”) On the other hand, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that no front-end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

Less than $50,000	5.50%	5.82%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.75%	3.90%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1 million	2.00%	2.04%

$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

  signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS C SHARES

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In order to maximize shareholder returns and minimize sales charges and marketing fees, and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares.

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If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
  pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares:

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:

You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

  following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
  representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;
  purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;
  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
  purchased through a financial intermediary that did not receive an advance commission on the purchase;
  purchased with reinvested dividends or capital gains;
  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
  purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

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The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by a separate Prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply.

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Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price

Less than $50,000	5.00%

$50,000 but less than $100,000	4.00%

$100,000 but less than $250,000	3.25%

$250,000 but less than $500,000	2.25%

$500,000 but less than $1 million	1.80%

$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):

Purchase Amount	Advance Commission as a Percentage of Public Offering Price

First $1 million - $5 million	0.75%

Next $5 million - $20 million	0.50%

Over $20 million	0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares:

Advance Commission as a Percentage of Public Offering Price

All Purchase Amounts	1.00%

RULE 12b-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.05% for Class A Shares and 0.75% for Class C Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

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ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500, or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Tax Aware/All Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

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ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Tax Aware/All Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT Tax Aware/All Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$10.84	$11.65	$10.35	$10.00
Income From Investment Operations:
Net investment income (loss)	0.02	(0.00)[3,4]	(0.02)[3]	(0.05)[3]
Net realized and unrealized gain (loss) on investments	(3.12)	(0.81)	1.32	0.40

TOTAL FROM INVESTMENT OPERATIONS	(3.10)	(0.81)	1.30	0.35

Less Distributions:
Distributions from net investment income	(0.00)[4]	--	--	--

Net Asset Value, End of Period	$7.74	$10.84	$11.65	$10.35

Total Return[5]	(28.55)%	(6.95)%	12.56%	3.50%

Ratios to Average Net Assets:

Net expenses	1.64%	1.65%	1.65%	2.01%[6]

Net investment income (loss)	0.27%	(0.02)%	(0.14)%	(0.50)%[6]

Expense waiver/reimbursement[7]	3.57%	3.12%	5.81%	3.71%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,044	$6,862	$3,903	$2,061

Portfolio turnover	260%	183%	154%	182%

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1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

4 Represents less than $0.01.

5 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006
	2009	2008	2007 [1]	[2]

Net Asset Value, Beginning of Period	$10.60	$11.47	$10.27	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)	(0.08)[3]	(0.10)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments	(3.04)	(0.79)	1.30	0.40

TOTAL FROM INVESTMENT OPERATIONS	(3.09)	(0.87)	1.20	0.27

Net Asset Value, End of Period	$7.51	$10.60	$11.47	$10.27

Total Return[4]	(29.15)%	(7.59)%	11.68%	2.70%

Ratios to Average Net Assets:

Net expenses	2.39%	2.37%	2.40%	2.76%[5]

Net investment income (loss)	(0.53)%	(0.73)%	(0.89)%	(1.25)%[5]

Expense waiver/reimbursement[6]	3.57%	3.19%	5.70%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,294	$3,587	$3,007	$1,329

Portfolio turnover	260%	183%	154%	182%

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1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT TAX AWARE/ALL CAP CORE FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 5.27%
MAXIMUM FRONT-END SALES CHARGE: 5.50%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$472.50	$9,922.50	$1,047.34	$9,424.49

2	$9,424.49	$471.22	$9,895.71	$496.00	$9,399.04

3	$9,399.04	$469.95	$9,868.99	$494.66	$9,373.66

4	$9,373.66	$468.68	$9,842.34	$493.32	$9,348.35

5	$9,348.35	$467.42	$9,815.77	$491.99	$9,323.11

6	$9,323.11	$466.16	$9,789.27	$490.66	$9,297.94

7	$9,297.94	$464.90	$9,762.84	$489.34	$9,272.84

8	$9,272.84	$463.64	$9,736.48	$488.02	$9,247.80

9	$9,247.80	$462.39	$9,710.19	$486.70	$9,222.83

10	$9,222.83	$461.14	$9,683.97	$485.39	$9,197.93

Cumulative		$4,668.00		$5,463.42

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FEDERATED MDT TAX AWARE/ALL CAP CORE FUND - CLASS C SHARES
ANNUAL EXPENSE RATIO: 5.97%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$594.10	$9,903.00

2	$9,903.00	$495.15	$10,398.15	$588.34	$9,806.94

3	$9,806.94	$490.35	$10,297.29	$582.63	$9,711.81

4	$9,711.81	$485.59	$10,197.40	$576.98	$9,617.61

5	$9,617.61	$480.88	$10,098.49	$571.39	$9,524.32

6	$9,524.32	$476.22	$10,000.54	$565.84	$9,431.93

7	$9,431.93	$471.60	$9,903.53	$560.36	$9,340.44

8	$9,340.44	$467.02	$9,807.46	$554.92	$9,249.84

9	$9,249.84	$462.49	$9,712.33	$549.54	$9,160.12

10	$9,160.12	$458.01	$9,618.13	$544.21	$9,071.27

Cumulative		$4,787.31		$5,688.31

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An SAI dated September 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R403
Cusip 31421R502

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35344 (9/09)

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Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/
All Cap Core Fund

A Portfolio of Federated MDT Series

PROSPECTUS

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September 30, 2009

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INSTITUTIONAL SHARES

A mutual fund seeking long-term capital appreciation, while seeking to minimize the impact of taxes, by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund’s Fees and Expenses? 6

What are the Fund’s Investment Strategies? 7

What are the Principal Securities in Which the Fund Invests? 9

What are the Specific Risks of Investing in the Fund? 14

What Do Shares Cost? 18

How is the Fund Sold? 20

Payments to Financial Intermediaries 22

How to Purchase Shares 23

How to Redeem and Exchange Shares 25

Account and Share Information 28

Who Manages the Fund? 32

Legal Proceedings 34

Financial Information 35

Appendix A: Hypothetical Investment and Expense Information 37

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment objective is to provide long-term capital appreciation while seeking to minimize the impact of taxes. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND’S MAIN INVESTMENT STRATEGIES?

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The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser (Adviser) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends, and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize after-tax compound annual return while controlling risk.

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The Adviser’s investment strategy utilizes a whole market, tax-aware all-cap/ all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this prospectus, the Fund’s investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange traded funds (ETFs) and derivative instruments, such as futures and options.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

  Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
  Small, Medium, and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. Dollar.
  Tax Risk. The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
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  Exchange-Traded Funds Risks. An investment in an exchange traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, the Funds net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Tax Aware/All Cap Core Fund. The MDT Tax Aware/All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

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The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to June 30, 2009 was 0.55%.

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Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 7.19% (quarter ended December 31, 2006). Its lowest quarterly return was (25.68)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000® Index (Russell 3000®) and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000® do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000® is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance[1]

Institutional Shares:

Return Before Taxes	(41.82)%	(9.26)%

Return After Taxes on Distributions[2]	(41.88)%	(9.28)%

Return After Taxes on Distributions and Sale of Fund Shares[2]	(27.18)%	(7.74)%

Russell 3000®[3]	(37.31)%	(7.26)%

Lipper Multi-Cap Core Funds Index[4]	(39.45)%	(8.13)%

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1 The Fund’s Institutional Shares start of performance date was September 15, 2005.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3 Russell 3000® measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

What are the Fund’s Fees and Expenses?

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.90%
Distribution (12b-1) Fee	None
Other Expenses[3]	4.18%
Acquired Fund Fees and Expenses[4]	0.01%
Total Direct and Acquired Annual Fund Operating Expenses[5]	5.09%

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reimbursements of Fund Expenses	3.69%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)	1.40%

2 The Adviser voluntarily waived/reimbursed the management fee. The Adviser can terminate this voluntary waiver/reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended July 31, 2009. Prior to December 2008, the Adviser was obligated to waive all or a portion of its investment advisory fee which it was otherwise entitled to receive, and/or reimburse operating expenses in order to limit the aggregate annual operating expenses for the Fund’s Institutional Shares to not more than 1.80% of its average daily net assets.

3 Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The administrator voluntarily waived a portion of its fee and the Adviser voluntarily reimbursed certain operating expenses of the Fund. The administrator and Adviser can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Shares (after the voluntary waiver and reimbursement) were 1.39% for the fiscal year ended July 31, 2009.

4 The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers and expense limitations) for the fiscal year ended July 31, 2009. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.40% for the fiscal year ending July 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$509

3 Years	$1,525

5 Years	$2,539

10 Years	$5,067

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What are the Fund’s Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The strategy seeks to maximize after-tax compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, tax-aware, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

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The quantitative computer model constructs the portfolio by considering fundamental measures, analyzing expected trading costs and tax consequences of a transaction and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. When considering expected tax consequences of a transaction, the Fund may defer selling a holding that it may have otherwise sold if the unrealized short-term gain in the holding will shortly become a long-term gain for tax purposes. Other tax considerations include the benefits of deferring taxes to the next calendar year and selling a security with a short-term unrealized loss shortly before it becomes a long-term loss. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

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The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343 billion.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. The Fund may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s Prospectus and/or SAI.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

SPECIAL TRANSACTIONS

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Delayed Delivery Transactions

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Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

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Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

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Investing in Securities of Other Investment Companies

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The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM, AND LARGE SIZED COMPANIES RISKS

The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to United States companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

TAX RISK

The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

EXCHANGE-TRADED FUNDS RISKS

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information -- Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

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The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

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The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus):

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  an investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
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  an investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
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  a trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;
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  an employer-sponsored retirement plan;
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  a trust institution investing on behalf of its trust customers;
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  additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
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  an investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
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  in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
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The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How To Purchase Shares” below.):

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  an investor purchasing Shares through a financial intermediary other than pursuant to an Eligible Investor arrangement described above;
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  an investor, other than a natural person, purchasing Shares directly from the Fund; and
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  in connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated Fund as of December 31, 2008.
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Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

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Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How Is the Fund Sold?”. The Fund reserves the right to reject any request to purchase or exchange Shares.

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Where applicable, the required minimum initial investment for Fund Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this prospectus.

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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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THROUGH A FINANCIAL INTERMEDIARY

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Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company (Transfer Agent). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be cancelled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

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Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

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State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BFN: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
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You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

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Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

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BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

  to allow your purchase to clear (as discussed below);
  during periods of market volatility;
  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

  when the NYSE is closed, other than customary weekend and holiday closings;
  when trading on the NYSE is restricted, as determined by the SEC; or
  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “Account and Share Information -- Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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ADDITIONAL CONDITIONS

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Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders -- Source of Distributions” link under “Related Information.”

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ACCOUNTS WITH LOW BALANCES

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Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

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TAX INFORMATION

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The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

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Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

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The Fund’s frequent trading restrictions, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated MDTA LLC (MDT Advisers) which is registered as an investment adviser with the SEC. Federated acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides security and market data and certain other support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 125 High Street, 21st Floor, Boston, Massachusetts, 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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The Fund is the successor to the MDT Tax Aware/All Cap Core Fund (inception October 2002) pursuant to a reorganization that was completed in December 2006 in connection with the acquisition of MDT Advisors by Federated.

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PORTFOLIO MANAGEMENT INFORMATION

The Fund is managed by the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

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Effective August 2008, key members of the Investment Team, Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen, have been named Portfolio Managers of the Fund as they continue their work with the Optimum Q Process.

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Daniel J. Mahr joined the Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

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Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

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Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

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The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.90% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated July 31, 2009.

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Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

MDT Tax Aware/All Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT Tax Aware/All Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

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	Year Ended July 31,			Period Ended 7/31/2006 [2]
	2009	2008	2007 [1]

Net Asset Value, Beginning of Period	$10.90	$11.69	$10.36	$10.00
Income From Investment Operations:
Net investment income (loss)	0.02	0.03 [3]	0.01 [3]	(0.03)[3]
Net realized and unrealized gain (loss) on investments	(3.12)	(0.82)	1.32	0.39

TOTAL FROM INVESTMENT OPERATIONS	(3.10)	(0.79)	1.33	0.36

Less Distributions:
Distributions from net investment income	(0.02)	--	--	--

Net Asset Value, End of Period	$7.78	$10.90	$11.69	$10.36

Total Return[4]	(28.41)%	(6.76)%	12.84%	3.60%

Ratios to Average Net Assets:

Net expenses	1.39%	1.40%	1.40%	1.76%[5]

Net investment income (loss)	0.44%	0.27%	0.12%	(0.25)%[5]

Expense waiver/reimbursement[6]	3.69%	3.03%	5.47%	3.71%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,188	$4,883	$3,645	$1,383

Portfolio turnover	260%	183%	154%	182%

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1 MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

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2 Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

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3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

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Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

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Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this prospectus (and thus may not reflect any other fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MDT TAX AWARE/ALL CAP CORE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 5.09%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$508.77	$9,991.00

2	$9,991.00	$499.55	$10,490.55	$508.31	$9,982.01

3	$9,982.01	$499.10	$10,481.11	$507.86	$9,973.03

4	$9,973.03	$498.65	$10,471.68	$507.40	$9,964.05

5	$9,964.05	$498.20	$10,462.25	$506.94	$9,955.08

6	$9,955.08	$497.75	$10,452.83	$506.49	$9,946.12

7	$9,946.12	$497.31	$10,443.43	$506.03	$9,937.17

8	$9,937.17	$496.86	$10,434.03	$505.57	$9,928.23

9	$9,928.23	$496.41	$10,424.64	$505.12	$9,919.29

10	$9,919.29	$495.96	$10,415.25	$504.66	$9,910.36

Cumulative		$4,979.79		$5,067.15

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An SAI dated September 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated MDT Tax Aware/All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Federated is a registered mark of Federated Investors, Inc.
2009 © Federated Investors, Inc.

Cusip 31421R601

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35354 (9/09)

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Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

 September 30, 2009

CLASS A SHARES

CLASS C SHARES

CLASS K SHARES

INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus.

Read this SAI in conjunction with the prospectuses for Class A Shares, Class C Shares, Class K Shares and Institutional Shares of Federated MDT All Cap Core Fund (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	11
Investment Objective (and Policies) and Investment Limitations	14
What Do Shares Cost?	16
How is the Fund Sold?	18
Exchanging Securities for Shares	20
Subaccounting Services	20
Redemption In- Kind	20
Massachusetts Partnership Law	20
Account and Share Information	21
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	34
Who is Federated Investors, Inc.?	36
Financial Information	36
Investment Ratings	37
Addresses	41
Appendix	42

[Missing Graphic Reference]
Federated MDT All Cap Core Fund
Federated Investors Funds

4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

35351(9/09)

Federated is a registered mark
of Federated Investors, Inc.
2009 ©Federated Investors

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities

The Board of Trustees (Board) has established four classes of shares of the Fund, known as Class A Shares, Class C Shares,

Class K Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated MDTA LLC (MDT Advisers).

MDT All Cap Core Fund (Predecessor Fund) was reorganized in the Fund as of the close of business on December 8, 2006.

Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.

  In pursuing its investment strategy, the Fund also may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

The Fund may invest in both agency mortgage-backed securities and in mortgage-backed securities that are issued by private entities. Securities issued by private entities must be rated investment grade by one or more nationally recognized statistical rating organizations (NRSROs). The ability to invest in securities issued by a private entity creates additional credit risk.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument.

The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

VOLATILITY SWAPS
A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.

 A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Linked Notes

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

Equity Linked Notes

An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to deliver it at completion of the sale. The Fund then has an obligation to replace the borrowed security. If it can buy the security back at a lower price than it sold it for, a profit results. If it has to buy the security back at a higher price, a loss results. Short sales are speculative in nature, and may reduce returns or increase volatility.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZE COMPANIES RISKS
The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

 The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.

Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.

For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.

In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.

Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Investment Objective (and Policies) and Investment Limitations

The Fund’s investment objective is long-term capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Investing in Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a

U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS C SHARES AND CLASS K SHARES ONLY)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Fund Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$147,883	$14,892	$513,509	$55,161	$849,517	$95,933
Class C Shares	77,163	8,490	12,726	12,726	0	17,835

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered.

Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones & Co., Maryland Hts., MO, owned approximately 949,247 Shares (12.07)% and Citigroup Global Markets, Inc., New York, NY owned approximately 485,262 Shares (6.17)%.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Citigroup Global Markets, Inc., New York, NY owned approximately 2,0007,994 Shares (37.84)%;  Merrill Lynch Pierce Fenner and Smith, Jacksonville, FL, owned approximately 797,273 Shares (15.02)% and Special Custody Account, Glen Allen, VA, owned approximately 344,475 Shares (6.49)%.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Emjay Corporation, Greenwood Village, CO, owned approximately 754,540 Shares (15.51)%; Citigroup Global Markets, Inc., New York, NY owned approximately 570,866 Shares (11.73)%; National Financial Services, LLC, New York, NY, owned approximately 475,442 Shares (9.77)%;  Merrill Lynch Pierce Fenner and Smith, Jacksonville, FL, owned approximately 315,811 Shares (6.49)% and Pershing LLC, Jersey City, NJ, owned approximately 257,396 Shares (5.29)%.

As of September 4, 2009, there were no shareholders who owned of record, beneficially, or both, 5% or more of outstanding Class K Shares.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Citigroup Global Markets is organized in the state of New York and is a subsidiary of Citigroup, Inc. organized in the state of New York.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios).

Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE AND PRESIDENT Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$311.15	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$342.24	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$311.15	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$362.97	$200,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$350.05	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to
the Holy See; Former Chairman of the Republican
National Committee.

Other Directorships Held: Director, Horatio
Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$315.11	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$316.83	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$342.24	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$311.15	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment
Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association
of Wisconsin.

**Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Two

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF  DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT All Cap Core Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	Over $100,000	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	$10,001-$50,000	Over $100,000
Nicholas P. Constantakis	$1.00 - $10,000	Over $100,000
John F. Cunningham	Over $100,000	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
John E. Murray, Jr., J.D., S.J.D.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	$10,001-$50,000	Over $100,000
James F. Will	None	$50,001-$100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

The Adviser must waive the portion of its advisory fee that increases the Fund’s aggregate annual operating expenses above 2.05% for Class A Shares, 2.80% for Class C Shares and 1.80% for Institutional Shares of its average daily net assets. The Fund’s operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Daniel Mahr

Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts / Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$579.652 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: $10,001-$50,000.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Fred Konopka

Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets	Additional Accounts / Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$579.652 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: $50,001-$100,000.

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Brian M. Greenberg

Types of Accounts Managed by Brian M. Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts / Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$579.652 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: $10,001-$50,000.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Douglas Thumen

Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts / Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$579.652 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: $50,001-$100,000.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund’s operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund. Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser. The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$1,731,691	$3,048,726	$2,335,497
Advisory Fee Reduction	169,537	3,838	759
Advisory Fee Reimbursement	2,325	--	--
Brokerage Commissions	1,339,959	1,198,190	1,362,607
Administrative Fee	217,311	309,448	248,603
12b-1 Fee:
Class A Shares	--	—	—
Class C Shares	451,006	—	—
Class K Shares	7,592	—	—
Shareholder Services Fee:
Class A Shares	280,104	—	—
Class C Shares	150,152	—	—

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent’s subaccounting facilities.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009

	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/2002
Class A Shares:
Total Return
Before Taxes	N/A	(32.98)%	(2.50)%	2.93%
After Taxes on Distributions	N/A	(33.04)%	(3.60)%	1.95%
After Taxes on Distributions and Sale of Shares	N/A	(21.37)%	(2.31)%	2.28%
Yield	0.43%	N/A	N/A	N/A
Class C Shares:
Total Return
Before Taxes	N/A	(30.35)%	(2.14)%	2.99%
After Taxes on Distributions	N/A	(30.35)%	(3.28)%	1.99%
After Taxes on Distributions and Sale of Shares	N/A	(19.73)%	(2.04)%	2.32%
Yield	0.00%	N/A	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	(28.84)%	(1.11)%	4.05%
After Taxes on Distributions	N/A	(28.95)%	(2.25)%	3.08%
After Taxes on Distributions and Sale of Shares	N/A	(18.63)%	(1.16)%	3.28%
Yield	0.71%	N/A	N/A	N/A
Class K Shares:
Total Return
Before Taxes	N/A	(29.42)%	(1.78)%	3.33%
Yield	0.03%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT All Cap Core Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT ALL CAP CORE FUND

Class A Shares
Class C Shares
Class K Shares
Institutional Shares

Federated Investors Funds
4000 ERICSSON Drive
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP

K&L Gates

Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc.
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group

Federated MDT Balanced Fund

A Portfolio of  Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Class A Shares, Class C Shares, Class K Shares and Institutional Shares of Federated MDT Balanced Fund (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	5
Investment Objective (and Policies) and Investment Limitations	6
What Do Shares Cost?	8
How is the Fund Sold?	13
Purchases In-Kind	15
Subaccounting Services	15
Redemption In-Kind	15
Massachusetts Partnership Law	16
Account and Share Information	16
Tax Information	17
Who Manages and Provides Services to the Fund?	18
How Does the Fund Measure Performance?	35
Financial Information	37
Investment Ratings	37
Addresses	47
Appendix	49

[Missing Graphic Reference]

Federated MDT Balanced Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35361 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established four classes of shares of the Fund, known as Class A Shares, Class C Shares, Class K Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares.  The Fund’s investment adviser is Federated MDTA LLC (Adviser).

MDT Balanced Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on December 8, 2006.

Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities.  The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.  However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.  The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate.  REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date).  The Fund may buy the designated securities by paying the exercise price before the expiration date.  Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date.  This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company.  Depositary receipts are not traded in the same market as the underlying security.  The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States.  ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets.  ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.  The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States.  Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.  The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.  The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate.  Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit.  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States.  ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets.  ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.  The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

Emerging Market Securities

Although there is no current intention to do so, the Fund may also invest in emerging market countries or developing countries.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, the Fund may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or may be adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in addition to those listed in the prospectus, in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Stripped Securities

The Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.  The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages.  As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities.  This creates different prepayment and interest rate risks for each CMO class.  The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs - In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments.  The next class of CMOs receives all principal payments after the first class is paid off.  This process repeats for each sequential class of CMO.  As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes - More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs).  PACs and TACs are issued with companion classes.  PACs and TACs receive principal payments and prepayments at a specified rate.  The companion classes receive principal payments and prepayments in excess of the specified rate.  In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate.  This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs - CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs).  POs increase in value when prepayment rates increase.  In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments.  However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters - Another variant allocates interest payments between two classes of CMOs.  One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR).  The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages.  Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise.  This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes - CMOs must allocate all payments received from the underlying mortgages to some class.  To capture any unallocated payments, CMOs generally have an accrual (Z) class.  Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off.  Once this happens, holders of Z class CMOs receive all payments and prepayments.  Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non- governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non- governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk.  The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages.  Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes, or pass through certificates.  Asset-backed securities have prepayment risks.  Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks.  Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment).  Investors buy zero coupon securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities.  Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds.  Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping.  Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities.  In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity.  These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds.  Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security.  If a default occurs, these assets may be sold and the proceeds paid to security’s holders.  Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Convertible Securities

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

VOLATILITY SWAPS

A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract.  Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as "variance"). This type of a volatility swap is frequently referred to as a variance swap.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements.  The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares.  Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices.  Therefore, delayed delivery transactions create interest rate risks for the Fund.  Delayed delivery transactions also involve credit risks in the event of a counterparty default.  These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high yield, inflation-protected and emerging markets securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser.  The Fund may also invest in such securities directly.  These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy.  In return, the Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund.  However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower.  The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.  The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EURO RISKS
The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU).  Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies.  This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of  their foreign government securities.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.  However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk.  Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS AND PREPAYMENT RISKS
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal.  Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans.  These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise.  However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.  Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall.  Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Investment Objective and Investment Limitations

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund’s investment objective is the possibility of long-term growth of capital and income. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

FUNDAMENTAL LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.  The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS C SHARES AND CLASS K SHARES ONLY)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$156,300	$16,607	$533,854	$60,025	$330,101	$36,549
Class A Shares	$14,580	$3,268	$2,782	$2,782	$4,565	$4,565

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Emjay Corporation, Greenwood, Village, CO, owned approximately 2,016,793 Shares (19.80%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 1,809,364 Shares (17.76%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class K Shares: Rollover Systems, Inc., Charlotte, NC, owned approximately 35,550 Shares (62.88%); National Financial Services, New York, NY, owned approximately 13,760 Shares (24.34%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 3,217 Shares (5.69%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: State Street Bank and Trust Company, Needham, MA, owned approximately 363,212 Shares (7.15%) and Emjay Corporation, Greenwood, Village, CO, owned approximately 257,368 Shares (5.20%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Rollover Systems Inc., Charlotte, NC, is organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$276.79	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$304.96	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$276.79	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$175.30	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman, of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$311.40	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$276.79	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$276.79	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$304.46	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$276.79	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Balanced Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

The Adviser must waive the portion of its advisory fee that increases the Fund’s aggregate annual operating expenses above 1.44% for Class A Shares, 2.19% for Class C Shares and 1.19% for Institutional Shares of its average daily net assets. The Fund’s operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by John Sherman	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $100,001-$500,000.

John Sherman is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., 60% S&P 500 Index/40% Barclays Aggregate Bond Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$658.112 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  Mr. Mahr manages only the equity portion of the Fund’s portfolio.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$658.112 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  Mr. Konopka manages only the equity portion of the Fund’s portfolio.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$658.112 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  Mr. Greenberg manages only the equity portion of the Fund’s portfolio.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$658.112 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  Mr. Thunen manages only the equity portion of the Fund’s portfolio.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Christopher Smith	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	6 Funds/$1,501.723 million
Other Pooled Investment Vehicles	0
Other Accounts	12 Accounts/$767.204 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Christopher Smith is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Universal Index), and vs. the Fund's designated peer group of comparable accounts.  Mr. Smith manages only the fixed income portion of the Fund’s portfolio.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relavent.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Joe Balestrino	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	10 Funds/$8,078.024 million
Other Pooled Investment Vehicles	0
Other Accounts	2 Accounts/$60.264 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Joe Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Universal Index), and vs. the Fund's designated peer group of comparable accounts.  Mr. Balestrino manages only the fixed income portion of the Fund’s Portfolio.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include  identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector, effective maturity range and type of security or credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On July 31, 2009 the Fund owned securities of the following regular broker/dealers: Merrill Lynch & Co., Inc., $85, 280; Bank of America Corp., $273,313; Barclays Bank PLC, $75,625; CitiGroup, Inc. $139,567; Credit Suisse First Boston, $156,232; Goldman Sachs Group, Inc., $420,801; J.P. Morgan Chase & Co., $105,403; Bear Sterns Co., Inc., $145,414 and Wells Fargo Bank, N.A., $137,278.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, July 31, 2009, the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Adviser’s receipt of research services. The total amount of these transactions was $133,000 for which the Fund paid $4,425 in brokerage commissions.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$1,684,413	$2,090,538	$968,548
Advisory Fee Reduction	$135,717	$6,130	$95,564
Advisory Fee Reimbursement	$11,452	$14,597	$856
Brokerage Commissions	$838,532	$451,162	$182,989
Administrative Fee	$217,248	$217,789	$173,409
12b-1 Fee:
Class A Shares	--	--	--
Class C Shares	$443,506	--	--
Class K Shares	$3,299	--	--
Shareholder Services Fee:
Class A Shares	$242,369	--	--
Class C Shares	$78,297	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total return are given for the one-year, five-year and Start of Performance periods ended July 31, 2009

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/2002
Class A Shares: *
Total Return
Before Taxes	N/A	(20.96)%	0.22%	4.22%
After Taxes on Distributions	N/A	(21.49)%	(1.19)%	3.00%
After Taxes on Distributions and Sale of Shares	N/A	(13.42)%	(0.26)%	3.21%
Yield	1.50%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/2002
Class C Shares: **
Total Return
Before Taxes	N/A	(17.76)%	0.58%	4.28%
After Taxes on Distributions	N/A	(18.12)%	(0.75)%	3.12%
After Taxes on Distributions and Sale of Shares	N/A	(11.40)%	0.10%	3.30%
Yield	0.87%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/2002
Institutional Shares:
Total Return
Before Taxes	N/A	(16.13)%	1.62%	5.35%
After Taxes on Distributions	N/A	(16.76)%	0.19%	4.13%
After Taxes on Distributions and Sale of Shares	N/A	(10.24)%	0.94%	4.22%
Yield	1.81%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/2002
Class K Shares:
Total Return
Before Taxes	N/A	(16.75)%	0.94%	4.62%
Yield	1.12%	N/A	N/A	N/A
*    The Fund’s Class A Shares commenced operations on September 15, 2005. For the period prior to the commencement of operations of Class A Shares, the performance information shown is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

**    The Fund’s Class C Shares commenced operations on September 15, 2005. For the period prior to the commencement of operations of Class C Shares, the performance information shown is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class C Shares.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009, are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Balanced Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT BALANCED FUND
CLASS A SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Sub Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

{SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated MDT Large Cap Growth Fund (Fund), dated September 30, 2009. This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	12
Investment Objective (and Policies) and Investment Limitations	15
What Do Shares Cost?	17
How is the Fund Sold?	19
Purchases In-Kind	21
Subaccounting Services	21
Redemption In-Kind	21
Massachusetts Partnership Law	21
Account and Share Information	21
Tax Information	22
Who Manages and Provides Services to the Fund?	23
How Does the Fund Measure Performance?	35
Financial Information	37
Investment Ratings	38
Addresses	42
Appendix	43

[Missing Graphic Reference]

Federated MDT Large Cap Growth Fund

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35347 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated MDTA LLC (MDT Advisers).

MDT Large Cap Growth Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund, the performance and operations of which, as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund also may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate securities that require the issuer or a third party, such as a dealer or bank (the Demand Provider), to repurchase the security for its face value upon demand.  Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security.  Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate.   The fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

The Fund may invest in both agency mortgage-backed securities and in mortgage-backed securities that are issued by private entities. Securities issued by private entities must be rated investment grade by one or more nationally recognized statistical rating organizations (NRSROs). The ability to invest in securities issued by a private entity creates additional credit risk.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to deliver it at completion of the sale. The Fund then has an obligation to replace the borrowed security. If it can buy the security back at a lower price than it sold it for, a profit results. If it has to buy the security back at a higher price, a loss results. Short sales are speculative in nature, and may reduce returns or increase volatility.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANIES RISKS
The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Investment Objective (and Policies) and Investment Limitations

The Fund’s investment objective is long-term capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the

1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Investing in Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.  The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.  In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees.  In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$40,071	$4,952	$123,974	$13,887	$31,694	$3,448
Class C Shares	5,327	545	1,333	1,333	-	-

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of  September 21, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares:  Edward Jones & Co., Maryland Hts., MO, owned approximately 972,442 Shares (11.44%); First Clearing, LLC, St. Louis, MO, owned approximately 473,224 Shares (5.56%) and Pershing LLC, Jersey City, NJ, owned approximately 427,654 Shares (5.03%).

As of  September 21, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares:  First Clearing, LLC, St. Louis, MO, owned approximately 128,157 Shares (11.31%); Pershing LLC, Jersey City, NJ, owned approximately 84,956 Shares (7.50%) and Edward Jones & Co, Maryland Hts., MO, owned approximately 76,412 Shares (6.74%).

As of  September 21, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares:  Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 183,630 Shares (19.42%); First Clearing, LLC, St. Louis, MO, owned approximately 128,993 Shares (13.64%); Pershing LLC, Jersey City, NJ, owned approximately 119,980 Shares (12.68%) and Citigroup Global Markets, Inc., New York, NY, owned approximately 100,367 Shares (10.61%).

As of  September 21, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares:  Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 168,366 Shares (30.20%); TBOT Inc., Tampa, FL, owned approximately 65,671 Shares (11.78%); Holy Family Foundation, Pittsburgh, PA, owned approximately 41,590 Shares (7.46%); BBCT & Co., Bloomsburg, PA, owned approximately 41,533 Shares (7.45%); Life’s Work of Western PA, Pittsburgh, PA, owned approximately 41,225 Shares (7.39%); Firnal of Waverly, Waverly, IA, owned approximately 38,748 Shares (6.95%) and J. Christopher Donahue and Ann C. Donahue, Pittsburgh, PA, owned approximately 32,675 Shares (5.86%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc., organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 21, 2009, the Fund’s Board and Officers as a group owned approximately 32,675 Shares (5.86%) of the Fund’s outstanding Institutional Shares. The Fund’s Board and Officers as a group owned less than 1% of Class A Shares, Class B Shares and Class C Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE AND PRESIDENT Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$185.33	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$203.86	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$185.33	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$102.70	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$208.49	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$185.33	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$189.05	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$203.86	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$185.33	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI.  The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Large Cap Growth Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	Over $100,000	Over $100,000
J. Christopher Donahue	Over $100,000	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	$1.00 - $10,000	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                             Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$676.626 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Growth Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                        Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$676.626 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Growth Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                           Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$676.626 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922

Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Growth Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

………………………...Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$676.626 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Growth Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund[s].  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$704,043	$1,181,780	$128,888
Advisory Fee Reduction	432,093	168,714	128,757
Advisory Fee Reimbursement	1,163	1,449	131
Brokerage Commissions	511,664	612,517	223,435
Administrative Fee	215,941	216,577	134,055
12b-1 Fee:
Class A Shares	-	-	-
Class B Shares	85,031		-
Class C Shares	65,398		-
Shareholder Services Fee:
Class A Shares	162,363		-
Class B Shares	28,343		-
Class C Shares	21,675		-

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

Includes $20,171.82 paid to a company affiliated with management of Federated.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(29.82)%	(5.29)%
After Taxes on Distributions	N/A	(29.82)%	(5.93)%
After Taxes on Distributions and Sale of Shares	N/A	(19.39)%	(4.49)%
Yield	0.13%	N/A	N/A
Class B Shares:
Total Return
Before Taxes	N/A	(30.31)%	(5.20)%
After Taxes on Distributions	N/A	(30.31)%	(5.85)%
After Taxes on Distributions and Sale of Shares	N/A	(19.70)%	(4.41)%
Yield	0.00%	N/A	N/A
Class C Shares:
Total Return
Before Taxes	N/A	(26.96)%	(4.60)%
After Taxes on Distributions	N/A	(26.96)%	(5.26)%
After Taxes on Distributions and Sale of Shares	N/A	(17.53)%	(3.92)%
Yield	0.00%	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	(25.46)%	(3.60)%
After Taxes on Distributions	N/A	(25.46)%	(4.24)%
After Taxes on Distributions and Sale of Shares	N/A	(16.55)%	(3.08)%
Yield	0.36%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Large Cap Growth Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT LARGE CAP GROWTH FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110]

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Large Cap Value Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for

Class A Shares, Class C Shares, Class K Shares and Institutional Shares of Federated MDT Large Cap Value Fund (Fund), dated

September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	12
Investment Objective (and Policies) and Investment Limitations	15
What Do Shares Cost?	15
How is the Fund Sold?	19
Purchases In-Kind	20
Subaccounting Services	20
Redemption In-Kind	20
Massachusetts Partnership Law	20
Account and Share Information	21
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	32
Financial Information	33
Investment Ratings	34
Addresses	38
Appendix	39

[Missing Graphic Reference]

Federated MDT Large Cap Value Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

38245(9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established four classes of shares of the Fund, known as Class A Shares, Class C Shares, Class K Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated MDTA LLC (Adviser).

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Although there is no current intention to do so, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements.  The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Fund may invest in money market securities directly. Additionally, the Fund may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANIES RISKS
The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities under performs (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

Investment Objective and Investment Limitations

The investment objective of the Fund is long-term capital appreciation. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Investing in Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a

U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN (CLASS A SHARES, CLASS C SHARES AND CLASS K SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares or Class C Shares and the amount retained by the Distributor for the last two  fiscal years ended July 31, 2009.

	2009		2009
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$1,335	$148	$220	$220
Class C Shares	--	--	--	--

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 15, 2009 the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Class A Shares:  Edward Jones & Co., Maryland Hts., MO, owned approximately 32,014 Shares (88.12%) and NFS LLC, Lakeside Park, NY, owned approximately 1,824 Shares (5.02%).

As of September 15,  2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares:  Edward Jones & Co., Maryland Hts., MO, owned approximately 3,063 Shares (99.67%).

As of September 15, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class K Shares: Edward Jones & Co., Maryland Hts., MO, owned approximately 1,015 Shares (99.02%).

As of September 15, 2009 , the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Federated MDTA LLC, Pittsburgh, PA, owned approximately 50,000 Shares (100.00%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders

Edward Jones & Co., is organized in the state of Missouri and is a subsidiary of Jones Financial Companies organized in the state of Missouri.

Federated MDTA LLC is organized in the state of Delaware and is a subsidiary of FII Holdings, Inc. which is organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 15, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$51.42	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$56.55	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$51.42	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$70.84	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman~~,~~ of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$57.85	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$51.42	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$53.97	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$56.55	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$51.42	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**           Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Four

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Large Cap Value Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                                  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$765.335 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Value Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                           Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$765.335 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Value Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

                                   Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$765.335 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Value Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

                                          Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$765.335 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 1000 Value Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	20081
Advisory Fee Earned	$5,048	$1,633
Advisory Fee Reduction	$5,017	$1,628
Advisory Fee Reimbursement	$31	$5
Brokerage Commissions	$1,618	$437
Administrative Fee	$215,007	$86,354
12b-1 Fee:
Class A Shares	$--	--
Class C Shares	$97	--
Class K Shares	$9	--
Shareholder Services Fee:
Class A Shares	$328	--
Class C Shares	$32	--
1. Reflects operations for the period from March 7, 2008 (date of initial investment) to July 31, 2008.

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 3/7/2008
Class A Shares
Total Return	NA
Before Taxes	NA	(32.65)%	(27.48)%
After Taxes on Distributions	NA	(32.73)%	(27.54)%
After Taxes on Distributions and Sale of Shares	NA	(21.13)%	(23.12)%
Yield	0.83%		NA

	30-Day Period	1 Year	Start of Performance on 3/7/2008
Class C Shares
Total Return	NA
Before Taxes	NA	(29.83)%	(24.74)%
After Taxes on Distributions	NA	(29.91)%	(24.80)%
After Taxes on Distributions and Sale of Shares	NA	(19.28)%	(20.84)%
Yield	0.18%		NA

	30-Day Period	1 Year	Start of Performance on 3/7/2008
Class K Shares
Total Return	NA
Before Taxes	NA	(28.86)%	(24.54)%
Yield	0.50%		NA

	30-Day Period	1 Year	Start of Performance on 3/7/2008
Institutional Shares
Total Return	NA
Before Taxes	NA	(28.65)%	(24.38)%
After Taxes on Distributions	NA	(28.74)%	(24.45)%
After Taxes on Distributions and Sale of Shares	NA	(18.51)%	(20.54)%
Yield	1.11%		NA

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Large Cap Value Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT LARGE CAP VALUE FUND
CLASS A SHARES
CLASS C SHARES
CLASS K SHARES
INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIANS
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated MDT Mid Cap Growth Fund (Fund) Class A Shares, Class C Shares and Institutional Shares, dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Reports. Obtain the prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	11
Investment Objective and Investment Limitations	14
What Do Shares Cost?	16
How is the Fund Sold?	18
Purchases In-Kind	20
Subaccounting Services	20
Redemption In-Kind	20
Massachusetts Partnership Law	20
Account and Share Information	21
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	34
Financial Information	35
Investment Ratings	35
Addresses	39
Appendix	40

[Missing Graphic Reference]

Federated MDT Mid Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35349 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated

MDTA LLC (Adviser).

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes)are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to

“cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Medium Sized Company Risks

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund will indirectly pay a proportional share of the asset based fees of the ETFs in which the Fund invests.

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

Investment Objective  and Investment Limitations

The investment objective of the Fund is long-term capital appreciation. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the

1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.  The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$1,898	$182	$14,771	$1,530	$10,142	$1,093
Class C Shares	$235	$109	--	--	--	--

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 4, 2009, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 50,913 Shares (5.20%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Capital Bank Trust Company, Greenwood Village, CO, owned approximately 14,903 Shares (20.00%); Emjay Co., Greenwood Village, CO, owned approximately 13,315 Shares (17.87%); Capital Bank Trust Company, Greenwood Village, CO, owned approximately 6,062 Shares (8.13%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 6,186 Shares (8.30%); First Clearing Corporation LLC, Richmond, VA, owned approximately 8,384 Shares (11.25%), and MG Trust Company, Denver, CO, owned approximately 4,974 Shares (6.67%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: NFS LLC, Muncie, IN, owned approximately 165,653 Shares (11.45%); NFS LLC, Houston, TX, owned approximately 1,218,770 Shares (84.29%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders

NFS LLC is organized in the state of Delaware and is a subsidiary of FMR Corporation.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$116.81	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$128.49	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$116.81	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions:. Pennsylvania Superior Court Judge.	$0.00	$0.00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$137.38	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$131.40	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$116.81	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$119.50	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$128.49	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$116.81	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**           Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Mid Cap Growth Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

The Adviser must waive the portion of its advisory fee that increases the Fund’s aggregate annual operating expenses above 2.05% for Class A Shares, 2.80% for Class C Shares and 1.80% for Institutional Shares of its average daily net assets. The Fund’s operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager(s) is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$746.504 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell Mid Cap Growth Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$746.504 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell Mid Cap Growth Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$746.504 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell Mid Cap Growth Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$746.522 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell Mid Cap Growth Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive lower weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by  Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$114,306	$104,033	$21,044
Advisory Fee Reduction	114,006	103,867	21,030
Advisory Fee Reimbursement	300	166	14
Brokerage Commissions	63,830	32,833	6,670
Administrative Fee	185,126	185,116	123,456
12b-1 Fee:
Class A Shares	—	—	—
Class C Shares	5,338	—	—
Shareholder Services Fee:
Class A Shares	18,584	—	—
Class C Shares	1,784	—	—
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent’s subaccounting facilities.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(36.25)%	(5.61)%
After Taxes on Distributions	N/A	(36.25)%	(5.87)%
After Taxes on Distributions and Sale of Shares	N/A	(23.56)%	(4.79)%
Yield	0.00%	N/A	N/A
Class C Shares:
Total Return
Before Taxes	N/A	(33.78)%	(4.95)%
After Taxes on Distributions	N/A	(33.78)%	(5.21)%
After Taxes on Distributions and Sale of Shares	N/A	(21.96)%	(4.24)%
Yield	0.00%	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	(32.43)%	(4.02)%
After Taxes on Distributions	N/A	(32.43)%	(4.28)%
After Taxes on Distributions and Sale of Shares	N/A	(21.08)%	(3.47)%
Yield	0.00%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Mid Cap Growth Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT MID CAP GROWTH FUND

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Core Fund (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report Obtain the prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	5
Investment Objective and Policies and Investment Limitations	6
What Do Shares Cost?	8
How is the Fund Sold?	13
Purchases In-Kind	15
Subaccounting Services	15
Redemption In-Kind	15
Massachusetts Partnership Law	16
Account and Share Information	16
Tax Information	17
Who Manages and Provides Services to the Fund?	18
How Does the Fund Measure Performance?	35
Financial Information	37
Investment Ratings	37
Addresses	47
Appendix	49

[Missing Graphic Reference]

Federated MDT Small Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35359 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated MDTA LLC (Adviser).

MDT Small Cap Core Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate.  REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date).  The Fund may buy the designated securities by paying the exercise price before the expiration date.  Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date.  This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or may be adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities, in addition to those listed in the prospectus, in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.  The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages.  As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment).  Investors buy zero coupon securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities.  Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds.  Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping.  Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities.  In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity.  These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, a Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages.  Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes, or pass through certificates.  Asset-backed securities have prepayment risks.  Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks.  Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company.  Depositary receipts are not traded in the same market as the underlying security.  The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States.  ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets.  ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.  The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States.  Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.  The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset.  The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate.  Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit.  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares.  Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices.  Therefore, delayed delivery transactions create interest rate risks for the Fund.  Delayed delivery transactions also involve credit risks in the event of a counterparty default.  These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Short Sales

As a non-principal strategy the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Fund may invest in money market securities directly.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus such as stock market, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS
Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.  However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal.  Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans.  These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of  mortgage-backed securities generally rise.  However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.  Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall.  Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES
Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Low-grade bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Investment Objective  and Investment Limitations

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term capital appreciation. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies;

(ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Investing in Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$5,116	$598	$16,043	$1,666	$18,741	$1,761
Class C Shares	$6,322	$494	$520	$520	$1,113	$1,113

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: J. Christopher Donahue and C. Donahue JT TEN, Pittsburgh, PA, owned approximately 44,798 Shares (17.39%); Edward Jones & Co., Maryland Hts. MO, owned approximately 27,499 Shares (10.67%) and LPL Financial, San Diego, CA, owned approximately 23,333 Shares (9.06%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C  Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 63,788 Shares (10.52%) and Citigroup Global Markets, Inc., New York, NY, owned approximately 41,695 Shares (19.94%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 63,382 Shares (13.52%); HINES H.E.L.P. Family, Ltd., owned approximately 33,670 Shares and State Street Bank and Trust Company, Lexington, MA, owned approximately 24,016 Shares (5.20%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc., organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned approximately 44,798 Shares (17.39%) of the Fund’s outstanding Class A Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$117.62	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$129.39	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$117.62	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$75.25	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman, of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$129.39	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$117.62	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$120.29	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$129.39	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$117.62	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Small Cap Core Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	Over $100,000	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

The Adviser must waive the portion of its advisory fee that increases the Fund’s aggregate annual operating expenses above 2.05% for Class A Shares, 2.80% for Class C Shares and 1.80% for Institutional Shares of its average daily net assets. The Fund’s operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$759.877 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$759.877 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$759.877 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$759.877 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$100,906	$150,469	$66,597
Advisory Fee Reduction	$100,782	$150,261	$66,575
Advisory Fee Reimbursement	$124	$208	$22
Brokerage Commissions	$54,994	$58,050	$34,801
Administrative Fee	$185,087	$185,131	$124,581
12b-1 Fee:
Class A Shares	$--	--	--
Class C Shares	$13,193	--	--
Shareholder Services Fee:
Class A Shares	$4,528	--	--
Class C Shares	$4,397	--	--
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

Includes $343.09 paid to a company affiliated with management of Federated.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(39.07)%	(10.18)%
After Taxes on Distributions	N/A	(39.07)%	(10.59)%
After Taxes on Distributions and Sale of Shares	N/A	(25.40)%	(8.53)%
Yield	0.00%	N/A	N/A

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class C Shares:
Total Return
Before Taxes	N/A	(36.68)%	(9.52)%
After Taxes on Distributions	N/A	(36.68)%	(9.95)%
After Taxes on Distributions and Sale of Shares	N/A	(23.84)%	(8.01)%
Yield	0.00%	N/A	N/A

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Institutional Shares:
Total Return
Before Taxes	N/A	(35.51)%	(8.69)%
After Taxes on Distributions	N/A	(35.51)%	(9.11)%
After Taxes on Distributions and Sale of Shares	N/A	(23.08)%	(7.33)%
Yield	0.00%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

MDT Small Cap Core Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Core Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund.

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Small Cap Core Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT SMALL CAP CORE FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
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Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated MDT Small Cap Growth Fund Class A Shares, Class B Shares, Class C Shares and Institutional Shares (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Reports. Obtain the prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	11
Investment Objective and Investment Limitations	14
What Do Shares Cost?	14
How is the Fund Sold?	19
Purchases In-Kind	20
Subaccounting Services	20
Redemption In-Kind	21
Massachusetts Partnership Law	21
Account and Share Information	21
Tax Information	22
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	32
Financial Information	33
Investment Ratings	34
Addresses	38
Appendix	39

[Missing Graphic Reference]

Federated MDT Small Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35816 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated

MDTA LLC (Adviser).

MDT Small Cap Growth Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.

 In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

Although there is no current intention to do so, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument.

  The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes)are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to

“cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund will indirectly pay a proportional share of the asset based fees of the ETFs in which the Fund invests.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES
Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade-securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

 First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.

Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.

For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.

In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.

 Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Investment Objective and Investment Limitations

The investment objective of the Fund is long-term capital appreciation. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the

1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.  The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES, CLASS B SHARES, CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$24,000	$2,381	$42,003	$4,203	$3,356	$374
Class B Shares	$7,302	$0	5,509	0	-	-
Class C Shares	$12,070	$2,371	1,779	1,779	-	-

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares:  Pershing LLC, Jersey City NJ, owned approximately 179,369 Shares (6.78%); Special Custody Account, Glen Allen, VA, owned approximately 249,719 Shares (9.45%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Special Custody Account, Louisville, KY, owned approximately 19,085 Shares (5.17%); Pershing LLC, Jersey City, NJ, owned approximately 25,346 Shares (6.87%);  Special Custody Account, Glen Allen, VA, owned approximately 36,613 Shares (9.93%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Pershing LLC, Jersey City, NJ, owned approximately 34,188 Shares (6.57%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 36,826 Shares (7.08%); Special Custody Account, Glen Allen, VA, owned approximately 47,999 Shares (9.23%).

As of September 4, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Mitra Co., Milwaukee, WI, owned approximately 339,623 Shares (7.08%);  Pershing LLC, Jersey City NJ, owned approximately 633,342 Shares (13.20%); NFS LLC, Wilson, NC, owned approximately 816,850 Shares (17.02);   LPL Financial, San Diego, CA, owned approximately 2,205,566 Shares (45.98%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

LPL Financial is organized in the state of California and is a subsidiary of LPL Holding Co, organized in the state of Massachusetts.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios).

 Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$165.92	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$182.51	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$165.92	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$195.54	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$186.66	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$165.92	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$169.57	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$182.51	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$165.92	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF

  DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Small Cap Growth Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                                           Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional; Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$698.004 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Growth Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                                Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$698.004 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Growth Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

                      Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$698.004 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Growth Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

                                          Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$698.004 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Growth Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$878,484	$645,822	$59,891
Advisory Fee Reduction	722,268	555,381	59,856
Advisory Fee Reimbursement	1,142	1,141	35
Brokerage Commissions	574,425	319,705	25,572
Administrative Fee	215,766	197,120	123,643
12b-1 Fee:
Class A Shares	--	--	--
Class B Shares*	35,273	--	--
Class C Shares	31,200	--	--
Shareholder Services Fee:
Class A Shares	54,370	--	--
Class B Shares*	11,758	--	--
Class C Shares	10,158	--	--

*The Fund’s Class B Shares start of Performance was March 13,2008.

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

Includes $1.49 paid to a company affiliated with management of Federated.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(35.87)%	(7.29)%
After Taxes on Distributions	N/A	(35.87)%	(7.32)%
After Taxes on Distributions and Sale of Shares	N/A	(23.31)%	(6.10)%
Yield	0.00%	N/A	N/A
	30-Day Period	1 Year	Start of Performance on 3/13/2008
Class B Shares:
Total Return
Before Taxes	N/A	(36.43)%	(7.40)%
After Taxes on Distributions	N/A	(36.43)%	(7.44)%
After Taxes on Distributions and Sale of Shares	N/A	(23.68)%	(6.19)%
Yield	0.00%	N/A	N/A
	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class C Shares:
Total Return
Before Taxes	N/A	(33.36)%	(6.65)%
After Taxes on Distributions	N/A	(33.36)%	(6.68)%
After Taxes on Distributions and Sale of Shares	N/A	(21.68)%	(5.57)%
Yield	0.00%	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	(31.99)%	(5.68)%
After Taxes on Distributions	N/A	(31.99)%	(5.72)%
After Taxes on Distributions and Sale of Shares	N/A	(20.79)%	(4.78)%
Yield	0.00%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Financial Information

MDT Small Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund.

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Small Cap Growth Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT SMALL CAP GROWTH FUND
CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Small Cap Value Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Value Fund (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	1
Investment Objective and Investment Limitations	13
What Do Shares Cost?	13
How is the Fund Sold?	17
Purchases In-Kind	19
Subaccounting Services	19
Redemption In-Kind	19
Massachusetts Partnership Law	19
Account and Share Information	20
Tax Information	20
Who Manages and Provides Services to the Fund?	21
How Does the Fund Measure Performance?	33
Financial Information	34
Investment Ratings	34
Addresses	38
Appendix	39

[Missing Graphic Reference]

Federated MDT Small Cap Value Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35349 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated

MDTA LLC (Adviser).

MDT Small Cap Value Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may also invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or may be adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages.  As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages.  Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes, or pass through certificates.  Asset-backed securities have prepayment risks.  Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks.  Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

▪	it is organized under the laws of, or has a principal office located in, another country;

▪	the principal trading market for its securities is in another country; or

▪
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

As a non-principal strategy, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements.  The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

RISKS RELATED TO COMPANY SIZE
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.  For example, their prices may be significantly more volatile than prices in developed countries.  Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

TAX RISK
The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO THE ECONOMY
Low-grade bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

Investment Objective and Investment Limitations

The investment objective of the Fund is long-term capital appreciation. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the

1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a

U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets. The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges paid in connection with the sale of Class A and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31, 2009:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$9,474	$945	$12,810	$1,434	$14,119	$1,605
Class C Shares	$18,451	$2,716	$1,312	$1,312	$464	$464

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Richard Miller & Sharalena Miller, TIC/TENCOM, Nashville, TN, owned approximately 37,822 Shares (14.58%); Edward Jones & Co., Maryland Heights, MO, owned approximately 23,654 Shares (9.12%); and Pershing LLC, Jersey City, NJ, owned approximately 14,027 Shares (5.40%).

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Citigroup Global Markets, Inc., New York, NY, owned approximately 75,025 Shares (16.31%) and Capital Bank Trust Co., Greenwood Village, CO, owned approximately 32,502 Shares (7.06%).

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 91,580 Shares (16.13%); Tiger Partners LP, Pittsburgh, PA, owned approximately 79,432 Shares (13.99%); NFS LLC FEBO, Birmingham, AL, owned approximately 65,463 Shares (11.53%); and J. Christopher Donahue, Ann C. Donahue Joint Tenants, Pittsburgh, PA, owned approximately 45,837 Shares (8.07%).

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 8 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 18, 2009, the Fund’s Board and Officers as a group owned approximately 45,837 (8.07%) of the Fund’s outstanding Institutional Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Trust(past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$122.99	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$135.28	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$122.99	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$80.44	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$138.37	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$122.99	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$125.82	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$135.28	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$122.99	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: June 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: June 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Two

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Six

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Three

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Small Cap Value Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	Over $100,000	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Daniel Mahr	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	9 Funds/$742.813 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Value Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Fred Konopka	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	9 Funds/$742.813 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Value Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Brian Greenberg	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	9 Funds/$742.813 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund: none

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Value Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Douglas Thunen	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	9 Funds/$742.813 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand
Dollar value range of shares owned in the Fund none.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Value Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program], the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$254,857	$191,240	$134,570
Advisory Fee Reduction	254,441	190,942	134,551
Advisory Fee Reimbursement	416	298	19
Brokerage Commissions	222,246	111,766	84,807
Administrative Fee	185,221	185,167	124,817
12b-1 Fee:
Class A Shares	—	—	—
Class C Shares	21,581	—	—
Shareholder Services Fee:
Class A Shares	5,401	—	—
Class C Shares	7,194	—	—

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

If the Fund’s expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(37.88)%	(9.22)%
After Taxes on Distributions	N/A	(37.88)%	(9.72)%
After Taxes on Distributions and Sale of Shares	N/A	(24.62)%	(7.82)%
Yield	0.20%	N/A	N/A
	30-Day Period	1 Year	Start of Performance on 9/15/2008
Class C Shares:
Total Return
Before Taxes	N/A	(35.40)%	(8.57)%
After Taxes on Distributions	N/A	(35.40)%	(9.08)%
After Taxes on Distributions and Sale of Shares	N/A	(23.01)%	(7.30)%
Yield	0.00%	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	(34.10)%	(7.65)%
After Taxes on Distributions	N/A	(34.10)%	(8.16)%
After Taxes on Distributions and Sale of Shares	N/A	(22.17)%	(6.56)%
Yield	0.44%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Small Cap Value Fund dated July 31, 2009 .

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT SMALL CAP VALUE FUND

Class A Shares
Class C Shares
Institutional Shares

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated MDT Tax Aware/All Cap Core Fund

A Portfolio of Federated MDT Series

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2009

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated MDT Tax Aware/All Cap Core Fund Class A Shares, Class C Shares and Institutional Shares (Fund), dated September 30, 2009.

This SAI incorporates by reference the Fund’s Annual Reports. Obtain the prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	5
Investment Objective and Investment Limitations	6
What Do Shares Cost?	8
How is the Fund Sold?	13
Purchases In-Kind	15
Subaccounting Services	15
Redemption In-Kind	15
Massachusetts Partnership Law	16
Account and Share Information	16
Tax Information	17
Who Manages and Provides Services to the Fund?	18
How Does the Fund Measure Performance?	35
Financial Information	37
Investment Ratings	37
Addresses	47
Appendix	49

[Missing Graphic Reference]

Federated MDT Tax Aware/All Cap Core Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

35817 (9/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated MDT Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 18, 2006. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated

MDTA LLC (Adviser).

MDT Tax Aware/All Cap Core Fund (Predecessor Fund) was reorganized into the Fund as of the close of business on

December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which as a result of the reorganization, are the Fund’s performance and operations.

Securities in Which the Fund Invests

The principal securities in which the Fund invests are described in the Fund’s prospectus.  In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

For purposes of complying with any limitation on the investment in foreign securities, the Adviser will not consider securities of a company organized outside of the United States to be “foreign securities” if: (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. However, these securities may still be subject to the risks associated with foreign securities described in the Fund’s prospectus and/or statement of additional information.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivatives contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivatives contracts may be higher or lower than the spot exchange rate. Use of these derivatives contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Emerging Market Securities

Although there is no current intention to do so, the Fund may also invest in emerging market countries or developing countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes)are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Short Sales

As a non-principal strategy, the Fund has the ability to make short sales. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, the Fund also has the ability to make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to

“cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

PORTFOLIO TURNOVER
The Fund will engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a relatively high portfolio turnover rate (e.g. over 100%). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SMALL, MEDIUM AND LARGE SIZED COMPANIES RISKS
The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

TAX RISK
The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES
Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS RELATED TO THE ECONOMY
Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

SHORT SELLING RISK
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Investment Objective and Investment Limitations

The investment objective of the Fund is to provide long-term capital appreciation while seeking to minimize the impact of taxes. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the

1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans if, as a result, more than 33Ä% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.  The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (CLASS A SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended July 31:

	2009		2008		2007
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$5,790	$391	$43,691	$5,134	$48,145	$5,210
Class C Shares	$6,935	$190	335	335	43	43

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones & Co., Maryland Heights, MO, owned approximately 68,681 Shares (11.45%).

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 85,279 Shares (29.94%); Gregory Lentz, Lansdowne, PA, owned approximately 36,075 Shares (12.66%).

As of September 18, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Pershing LLC, Jersey City, NJ, owned approximately 305,320 Shares (62.75%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 124,257 Shares (25.54%); and D. Berman, Lexington, MA, owned approximately 28,725 Shares (5.90%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Merrill Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc.; organized in the state of Delaware.

Pershing LLC is organized in the state of Delaware and is a subsidiary of the Bank of New York Company, Inc., organized in the state of New York.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of September 4, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2006
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$119.10	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$131.00	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$119.10	$200,000

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge.	$0	$00

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$140.18	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$134.00	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$119.10	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$121.85	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$131.00	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$119.10	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: August 2006
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: August 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
Three

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Eight

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Four

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated MDT Small Cap Growth Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	None
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                                    Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Daniel Mahr	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$754.715 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Daniel Mahr is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Mahr is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Mahr may receive additional consideration based on the achievement of specified revenue targets.

In addition, Daniel Mahr was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                                Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Fred Konopka	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$754.715 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none

Fred Konopka is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Konopka is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Konopka may receive additional consideration based on the achievement of specified revenue targets.

                               Additional Accounts Managed by Portfolio Managed
Types of Accounts Managed by Brian Greenberg	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$754.715 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Brian Greenberg is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Greenberg is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Greenberg may receive additional consideration based on the achievement of specified revenue targets.

                                Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas Thunen	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	9 Funds/$754.715 million	0
Other Pooled Investment Vehicles	4 Portfolios/$262.522 million	0
Other Accounts	57 Accounts/$3,393.843 million	1 Account/$411.922 thousand

Dollar value range of shares owned in the Fund: none.

Douglas Thunen is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.”  The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 3000 Index).  As noted above, Mr. Thunen is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks.  Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ.  The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation.  The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting.  The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Thunen may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Finally, due to the nature of the Fund’s investment program, the Adviser’s investment personnel do not perform proprietary research on the securities held by the Fund.  Therefore, the Adviser will vote proxies on the Fund’s securities in accordance with its applicable general guidelines and in the same manner as any other fund managed by the Adviser or an affiliate of the Adviser, and for which investment personnel do perform such proprietary research, that is voting on the same proxy matter.  If neither of these two conditions applies, the Adviser will vote as recommended by Institutional Shareholder Services (ISS) and, if none of the previous conditions applies, as recommended by the subject company’s board of directors.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired ISS to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  When the Fund and one or more other accounts managed by the Adviser do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.  Trading and allocation of investments for the Fund, including investments in initial public offerings (“IPO”), may be done independently from trading and allocation of investments for certain separately managed or wrap-fee accounts, and other accounts, managed by the Adviser.  The trading and allocation of investments done by the Adviser, including investments in IPOs, will be done independently from accounts managed by affiliates of the Adviser.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On July 31, 2009, the Fund owned securities of the following regular broker/dealers:  Goldman Sachs  $319,088.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended July 31	2009	2008	2007
Advisory Fee Earned	$111,871	$130,664	$73,669
Advisory Fee Reduction	111,668	130,442	73,652
Advisory Fee Reimbursement	203	222	17
Brokerage Commissions	185,123	39,146	11,225
Administrative Fee		185,145	125,162
12b-1 Fee:
Class A Shares	--	--	--
Class C Shares	17,557	--	--
Shareholder Services Fee:
Class A Shares	15,344	--	--
Class C Shares	5,852	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended July 31, 2009.

Yield is given for the 30-day period ended July 31, 2009.

	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class A Shares:
Total Return
Before Taxes	N/A	(32.47)%	(7.73)%
After Taxes on Distributions	N/A	(32.48)%	(7.73)%
After Taxes on Distributions and Sale of Shares	N/A	(21.10)%	(6.45)%
Yield	0.08%	N/A	N/A
	30-Day Period	1 Year	Start of Performance on 9/15/2005
Class C Shares:
Total Return
Before Taxes	N/A	(29.86)%	(7.12)%
After Taxes on Distributions	N/A	(29.86)%	(7.12)%
After Taxes on Distributions and Sale of Shares	N/A	(19.41)%	(5.95)%
Yield	0.00%	N/A	N/A
	30-Day Period	1 Year	Start of Performance on 9/15/2005
Institutional Shares:
Total Return
Before Taxes	N/A	(28.41)%	(6.20)%
After Taxes on Distributions	N/A	(28.44)%	(6.21)%
After Taxes on Distributions and Sale of Shares	N/A	(18.43)%	(5.19)%
Yield	0.32%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2009 are incorporated herein by reference to the Annual Report to Shareholders of Federated MDT Small Cap Growth Fund dated July 31, 2009.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MDT TAX AWARE/ ALL CAP CORE FUND
CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Item 23.  Exhibits

(a)
1	Conformed copy of Declaration of Trust of the Registrant;	(1)
2	Conformed copy of Amendment No. 1 of the Declaration of Trust;	(5)
3	Conformed copy of Amendment No. 2 of the Declaration of Trust;	(6)
4	Conformed copy of Amendment No. 3 of the Declaration of Trust;	(8)

(b)
1	Copy of Bylaws	(1)

(c)	As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)
1	Form of Investment Advisory Contract of the Registrant;	(2)
2	Conformed copy of Investment Advisory Contract Letter Agreement	(4)
3	Conformed copy of Investment Advisory Contract on behalf of the Registrant which includes Exhibits A through H;	(5)
4	Conformed copy of Subadvisory Agreement for Federated MDT Balanced Fund which includes Exhibit A;	(9)
5	Conformed copy of Exhibit I to the Investment Advisory Contract;	(8)

(e)
1	Conformed copy of Distributor’s Contract of the Registrant;	(3)
2	Conformed copy of Distributor’s Contract of the Registrant with Exhibits A through D;	(5)
3	Conformed copy of Distributor’s Contract for Class B Shares of the Registrant;	(5)
4	Conformed copy of Exhibits E through H of the Distributor’s Contract;	(8)
5	Conformed copy of Amendment 1 to Exhibit B of the Registrant’s Distributor’s Contract;	(8)

(f)	Not applicable

(g)
1	Conformed copy of Custodian Agreement of the Registrant;	(3)
2	Conformed copy of Custodian Schedule;	(3)
3	Conformed copy of Custodian Schedule;	(5)
4	Conformed copy of Custodian Agreement Exhibit 1 (revised as of 6/22/07);	(6)

(h)
1
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);

2	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services with Exhibit 1 and Amendments 1 through 4 attached;	(5)
3
The Registrant hereby incorporates                                                                                     the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(viii)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006 (File Nos. 33-60411 and 811-07309);

4	Conformed copy of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company including First Amendment and Schedule A;	(5)
5
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);

6	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company;	(5)
7	Conformed copy of Amended and Restated Services Agreement between Registrant and Federated Shareholder Services Company;	(5)
8	Conformed copy of Principal Shareholder Services Agreement between Registrant and Federated Securities Corp.;	(5)
9	Conformed copy of Shareholder Services Agreement between Registrant and Federated Shareholder Services Company;	(5)
10	Copy of revised Exhibit 1 to the Agreement for Administrative Services;	(8)
11	Copy of revised Exhibit A to the Financial Administration and Accounting Services Agreement;	(8)
12	Copy of the revised Schedule A to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company;	(8)
13	Copy of Amendment to Transfer Agency and Service Agreement between State Street Bank and the Registrant with revised Schedule A;	+

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered	(3)

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm	+

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding	(3)

(m)
1	Conformed copy of Distribution Plan of the Registrant;	(3)
2	Conformed copy of Distribution Plan with Exhibits A through D attached;	(5)
3	Conformed copy of Distribution Plan of the Registrant for Class B Shares;	(5)
4	Conformed copy of Exhibits D, E and F of the Distribution Plan of the Registrant;	(8)
5	Conformed copy of Amendment 1 to Exhibit A to the Distribution Plan of the Registrant;	(8)

(n)
1
The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181);

2	Copy of the Multiple Class Plan and attached Exhibits of the Registrant;	(5)
3	Copy of Class A Shares, Class B Shares and Class C Shares Exhibits to the Multiple Class Plan	(6)
4	Copy of Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares Exhibits to the Multiple Class Plan;	(8)
5	Copy of Class K Shares Exhibit to the Multiple Class Plan;	(9)
6	Copy of Institutional Shares Exhibit to the Multiple Class Plan;	+

(o)
1	Conformed copy of Power of Attorney of Registrant;	(2)
2	Conformed copy of Unanimous Consent of Trustees to appoint a President and Treasurer;	(1)
3	Conformed copy of Unanimous Consent of Trustees to appoint a Secretary and Assistant Secretary;	(1)
4	Conformed copy of Power of Attorney of Registrant;	(5)
5	Conformed copy of Power of Attorney of Registrant;	(8)
6	Conformed copy of Power of Attorney of Registrant;	+

(p)
1
The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/2005, from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A, filed with the Commission on February 25, 2005.  (File Nos. 33-31602 and 811-5950).

2	Conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 10/01/2008	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 333-134468 and 811-21904)
1	Initial Registration Statement filed May 25, 2006.
2	Pre-effective Amendment No. 1 t filed July 27, 2006.
3	Pre-effective Amendment No. 2 filed August 8, 2006.
4	PEA No. 1 filed November 29, 2006
5	PEA No. 3 filed March 28, 2007
6	PEA No. 4 filed September 28, 2007
7	PEA No. 5 filed December 17, 2007
8	PEA No. 7 filed February 22, 2008
9	PEA No. 8 filed September 29, 2008

Item 24 Persons Controlled by or Under Common Control with the Fund:
None

Item 25 Indemnification
(1) Indemnification is provided to Officers and Trustees of the Registrant pursuant to Section 1 of Article IX of Registrant's Declaration of Trust. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.  Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

(2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

(3) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 26 Business and Other Connections of Investment Adviser
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?"  The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are:  Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, and John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779.  The business address of Gordon Ceresino and David Goldsmith is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110.  The business address of the remaining Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. These remaining officers are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the Investment Adviser are:
President/ Chief Executive Officer:	John B. Fisher
Vice Chairman	Gordon Ceresino
Senior Vice Presidents:	Edward Foss
Assistant Vice Presidents:	Ann Kruczek Keith Michaud
Chief Compliance Officer	Brian P. Bouda
Secretary:	John D. Johnson
Assistant Secretary	Edward C. Bartley
Treasurer:	Denis McAuley, III
Assistant Treasurer:	Lori A. Hensler

Item 27 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Cash Trust Series, Inc.
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated American Leaders Fund, Inc.
Federated Core Trust
Federated Core Trust II, L.P.
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Allocation Portfolios
Federated Managed Pool Series
Federated MDT Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Stock and Bond Fund
Federated Stock Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust
(b)

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Thomas E. Territ
Vice President and Director:	Peter J. Germain
Treasurer and Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Senior Vice Presidents:
Michael Bappert
Marc Benacci
Richard W. Boyd
Bryan Burke
Charles L. Davis, Jr.
Laura M. Deger
Peter W. Eisenbrandt
Theodore Fadool, Jr.
Bruce Hastings
James M. Heaton
Harry J. Kennedy
Michael Koenig
Anne H. Kruczek
Amy Michaliszyn
Richard C. Mihm
Keith Nixon
Rich Paulson
Solon A. Person, IV
Chris Prado
Brian S. Ronayne
Colin B. Starks
F. Andrew Thinnes
Robert F. Tousignant
William C. Tustin
Paul Uhlman

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
Irving Anderson
Dan Berry
John B. Bohnet
Edward R. Bozek
Edwin J. Brooks, III
Jane E. Broeren-Lambesis
Daniel Brown
Mark Carroll
Dan Casey
Scott Charlton
Steven R. Cohen
James Conely
Kevin J. Crenny
G. Michael Cullen
Beth C. Dell
Donald C. Edwards
Timothy Franklin
Jamie Getz
Scott Gundersen
Peter Gustini
Dayna C. Haferkamp
Raymond J. Hanley
Vincent L. Harper, Jr.
Jeffrey S. Jones
Ed Koontz
Jerry L. Landrum
David M. Larrick
Christopher A. Layton
Michael H. Liss
Michael R. Manning
Michael Marcin
Diane Marzula
Martin J. McCaffrey
Mary A. McCaffrey
Joseph McGinley
Vincent T. Morrow
John C. Mosko
Doris T. Muller
Alec H. Neilly
Rebecca Nelson
Ted Noethling
John A. O’Neill
James E. Ostrowski
Stephen Otto
Mark Patsy
Josh Rasmussen
Richard A. Recker
Diane M. Robinson
Timothy A. Rosewicz

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
Eduardo G. Sanchez
Robert E. Savarese, Jr.
Thomas S. Schinabeck
Leland T. Scholey
Peter Siconolfi
Edward L. Smith
Peter Smith
John A. Staley
Jack L. Streich
Mark Strubel
Michael Vahl
David Wasik
G. Walter Whalen
Stephen White
Lewis Williams
Littell L. Wilson
Edward J. Wojnarowski
Michael P. Wolff
Erik Zettlemayer
Paul Zuber

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Assistant Vice Presidents:	Robert W. Bauman Chris Jackson William Rose
Secretary:	C. Todd Gibson
Assistant Treasurer:	Lori A. Hensler Richard A. Novak

(c)	Not Applicable

Item 28 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant
Reed Smith LLP
Investment Management Group (IMG)
Reed Smith Centre
225 Sixth Avenue
Pittsburgh, PA  15222
(Notices should be sent to the Agent for Service at above address)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA  15086-7561

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated MDTA LLC (“Adviser”)	125 Cambridge Park Drive Cambridge, MA 02140
Federated Investment Management Company (“Sub-Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

Item 29 Management Services: Not applicable.

Item 30 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated MDT Series, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of September, 2009.

FEDERATED MDT SERIES
BY: /s/ Todd P. Zerega Todd P. Zerega, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Todd P. Zerega Todd P. Zerega, Assistant Secretary	Attorney In Fact For the Persons Listed Below	September 28, 2009
John F. Donahue *	Trustee
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
John T. Conroy, Jr.*	Trustee
Nicholas P. Constantakis*	Trustee
John F. Cunningham*	Trustee
Maureen E. Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
R. James Nicholson*	Trustee
Thomas O’Neill*	Trustee
John S. Walsh*	Trustee
James F. Will*	Trustee
*By Power of Attorney